EXECUTION VERSION




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                              INVESTMENT AGREEMENT

                                     between

                       ECHOSTAR COMMUNICATIONS CORPORATION

                                       and

                             VIVENDI UNIVERSAL, S.A.

                          -----------------------------

                                   Dated as of

                                December 14, 2001

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                                TABLE OF CONTENTS


                                                                          Page


                                    Article I

                  Purchase and Sale of Preferred Stock; Closing

Section 1.01.    Purchase and Sale of the Preferred Stock......................2
Section 1.02.    Closing.......................................................2
Section 1.03.    Transactions To Be Effected at the Closing....................2


                                   Article II

                  Representations and Warranties of the Company

Section 2.01.    Organization and Standing.....................................3
Section 2.02.    Capitalization; Valid Issuance; Registration Rights
                   Agreements..................................................3
Section 2.03.    Authorization; Enforceability.................................4
Section 2.04.    No Violation; Consents........................................5
Section 2.05.    SEC Filings; Financial Statements.............................6
Section 2.06.    Material Adverse Change.......................................6
Section 2.07.    Private Offering..............................................7
Section 2.08.    Litigation....................................................7
Section 2.09.    Permits and Licenses..........................................7
Section 2.10.    Merger Transaction Agreements; Board Matters..................7
Section 2.11.    State Takeover Statutes.......................................8


                                   Article III

                 Representations and Warranties of the Investor

Section 3.01.    Organization and Standing.....................................8
Section 3.02.    Authorization; Enforceability.................................8
Section 3.03.    No Violation; Consents........................................9
Section 3.04.    Private Offering.............................................10
Section 3.05.    Hughes Reorganization........................................10

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                                   Article IV

                                    Covenants

Section 4.01.    Certain Assurances...........................................10
Section 4.02.    HSR Act Notification.........................................11
Section 4.03.    Board Representation.........................................11
Section 4.04.    Issuances of Class C Common Stock by the Surviving
                   Corporation; Equalization Payments.........................11
Section 4.05.    Standstill...................................................13
Section 4.06.    MFN Protection...............................................14
Section 4.07.    Surviving Corporation Bound by Terms of Investment...........15
Section 4.08.    Commercial Agreements........................................15
Section 4.09.    Amendments to the Merger Agreement...........................15
Section 4.10.    Reservation of Shares; Listing...............................15
Section 4.11.    Legends......................................................16
Section 4.12.    Filing of Certificate of Designations........................17
Section 4.13.    Fees and Expenses............................................17
Section 4.14.    Commercially Reasonable Efforts..............................17
Section 4.15.    Publicity....................................................18
Section 4.16.    Transfer of Non-Voting Preferred Stock.......................18
Section 4.17.    Registration of Shares to be Issued in the Merger............19
Section 4.18.    Market Sales During Company Offering.........................19
Section 4.19.    Waiver of Appraisal Rights...................................19


                                    Article V

                              Conditions Precedent

Section 5.01.    Conditions to Each Party's Obligation........................20
Section 5.02.    Conditions to Obligation of the Investor.....................20
Section 5.03.    Conditions to Obligation of the Company......................22
Section 5.04.    Frustration of Closing Conditions............................23
Section 5.05.    Effect of Certain Waivers of Closing Conditions..............23


                                   Article VI

                        Termination, Amendment and Waiver

Section 6.01.    Termination..................................................23
Section 6.02.    Effect of Termination........................................24

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                                   Article VII

                               General Provisions

Section 7.01.    Assignment; Successors.......................................24
Section 7.02.    No Third-Party Beneficiaries.................................25
Section 7.03.    Notices......................................................25
Section 7.04.    Interpretation; Exhibits and Schedules; Certain
                   Definitions................................................26
Section 7.05.    Counterparts.................................................27
Section 7.06.    Entire Agreement.............................................27
Section 7.07.    Severability.................................................27
Section 7.08.    Consent to Jurisdiction......................................27
Section 7.09.    Governing Law................................................28
Section 7.10.    Waiver of Jury Trial.........................................28
Section 7.11.    Amendments and Waivers.......................................28
Section 7.12.    Specific Performance.........................................28
Section 7.13.    Survival of Representations and Warranties...................28

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         INVESTMENT AGREEMENT (this "Agreement") dated as of December 14, 2001, between ECHOSTAR COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), and VIVENDI UNIVERSAL, S.A., a societe anonyme organized under the laws of France (the "the Investor").

         WHEREAS the Investor desires to purchase from the Company, and the Company desires to issue and sell to the Investor shares of Series D mandatorily convertible participating preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock") having the rights, powers and preferences set forth in the Certificate of Designations (as defined below);

         WHEREAS, in connection with the purchase and sale of the Preferred Stock and as a condition to the willingness of the Investor to enter into this Agreement, the Company has agreed to issue to the Investor, upon consummation of the transactions contemplated by this Agreement, contingent value rights (the "CVRs") pursuant to the Contingent Value Rights Agreement in the form attached hereto as Exhibit A, with such changes thereto as are mutually agreed by the Investor and the Company (the "CVR Agreement"); and

         WHEREAS, in connection with the purchase and sale of the Preferred Stock and as a condition to the willingness of the Investor to enter into this Agreement, the Company has agreed to enter into a Registration Rights Agreement with the Investor in the form attached hereto as Exhibit B, with such changes thereto as are mutually agreed by the Investor and the Company (the "Registration Rights Agreement"), pursuant to which the Company will grant certain rights to the Investor with respect to the registration under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") of shares of Class A Common Stock (as defined below) issuable upon conversion of the Preferred Stock or settlement of the CVRs;

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Investor and certain stockholders of the Company have entered into a Stockholder Voting Agreement, dated as of December 14, 2001 (the "Stockholder Voting Agreement"), concerning certain voting and governance agreements relating to the Company and its capital stock to become effective upon consummation of the transactions contemplated by this Agreement;

         WHEREAS, concurrently with the purchase and sale of the Preferred Stock pursuant to this Agreement and the issuance of the CVRs pursuant to the CVR Agreement and as a condition to the willingness of the Investor to enter into this Agreement, the Company and the Investor will enter into commercial agreements relating to (i) new interactive services, (ii) linear channel broadcast rights, (iii) set-top-box technology commitments and (iv) film broadcast and exhibition arrangements, on the terms set forth in Annexes I through IV, respectively (the "Commercial Agreements").

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         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   Article I

                  Purchase and Sale of Preferred Stock; Closing

         Section 1.01 Purchase and Sale of the Preferred Stock. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined below), the Company shall issue, sell and deliver to the Investor, and the Investor shall purchase and accept from the Company, 5,760,479 shares of Preferred Stock, for a purchase price, payable as set forth in Section 1.02, equal to $260.395 per share (the "Purchase Price"). The purchase and sale of the Preferred Stock pursuant to this Agreement and the issuance of the CVRs pursuant to the CVR Agreement are collectively referred to in this Agreement as the "Investment".

         Section 1.02. Closing. Upon the terms and subject to the conditions contained in this Agreement, the closing of the Investment (the "Closing") shall take place at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, at 10:00 a.m. on the fifth business day following the satisfaction (or, to the extent permitted, waiver) of the conditions set forth in Section 5.01 (other than any of such conditions that by their nature are to be fulfilled at Closing, but subject to the fulfillment or waiver of such conditions), or, if on such day any condition set forth in Section 5.02 or 5.03 has not been satisfied (or, to the extent permitted, waived by the party entitled to the benefit thereof), as soon as practicable after all the conditions set forth in Article V have been satisfied (or, to the extent permitted, waived by the parties entitled to the benefits thereof) (other than any of such conditions that by their nature are to be fulfilled at Closing, but subject to the fulfillment or waiver of such conditions), or at such other place, time and date as shall be agreed between the Company and the Investor. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

         Section 1.03. Transactions To Be Effected at the Closing. At the
Closing:

         (a) the Company shall deliver to the Investor: (i) against payment of the Purchase Price, a certificate or certificates representing in the aggregate 5,760,479 shares of Preferred Stock, which shall be in definitive form and registered in the name of the Investor or such wholly owned subsidiary of the Investor as shall be designated in writing by the Investor at least two business days prior to the Closing Date; and (ii) each document and other instrument to be delivered by or on behalf of the Company pursuant to Section 5.02; and

         (b) the Investor shall deliver to the Company: (i) against delivery of a certificate or certificates representing in the aggregate 5,760,479 shares of Preferred Stock, payment, by wire transfer to a bank account designated in writing by the Company (such designation to be made at least two business days prior to the Closing Date), of immediately available funds in an

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amount equal to the Purchase Price and (ii) each document and other instrument to be delivered by the Investor pursuant to Section 5.03.

                                   Article II

                  Representations and Warranties of the Company

         The Company hereby represents and warrants to the Investor, as of the date of this Agreement, as follows:

         Section 2.01. Organization and Standing. Each of the Company and the Company's "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act")) is duly incorporated, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation (to the extent such concepts or equivalent concepts are recognized in such jurisdictions) and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as it is now being conducted. Each of the Company and the Company's "significant subsidiaries" (as so defined) is duly qualified to transact business as a foreign corporation and is in good standing (to the extent such concepts or equivalent concepts are recognized in such jurisdictions) in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except for any such failures to so qualify or be in good standing that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company has delivered to the Investor true and complete copies of the Company's Articles of Incorporation, as amended to date, and By-laws, as in effect on the date hereof.

         Section 2.02. Capitalization; Valid Issuance; Registration Rights Agreements. (a) As of the date of this Agreement, the Company's authorized capital stock consists of (i) 1,600,000,000 shares of common stock, par value $0.01 per share, of which (x) 800,000,000 shares have been designated Class A Common Stock (the "Class A Common Stock"), (y) 400,000,000 shares have been designated Class B Common Stock (the "Class B Common Stock") and (z) 400,000,000 shares have been designated Class C Common Stock (the "Class C Common Stock") and (ii) 20,000,000 shares of preferred stock, par value $0.01 per share, of which (x) 1,616,681 shares have been designated Series A Cumulative Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), (y) 900,000 shares have been designated Series B Senior Redeemable Exchangeable Preferred Stock, par value $0.01 per share ("Series B Preferred Stock") and (z) 2,300,000 shares have been designated Series C Cumulative Convertible Preferred Stock, par value $0.01 per share ("Series C Preferred Stock"). As of December 7, 2001, (i) 240,948,821 shares of Class A Common Stock (excluding shares held by the Company as treasury shares) were issued and outstanding, (ii) 238,435,208 shares of Class B Common Stock (excluding shares held by the Company as treasury shares) were issued and outstanding, (iii) no shares of Class C Common Stock were issued and outstanding, (iv) no shares of Class A Common Stock or Class B Common Stock, respectively, were held by the

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Company as treasury shares and (v) no shares of Series A Preferred Stock, Series
B Preferred Stock or Series C Preferred Stock were issued and outstanding. Prior to the Closing, the Company will file a certificate with the Secretary of State of the State of Nevada withdrawing the designation of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

         (b) Each outstanding share of capital stock of the Company referred to in paragraph (a) of this Section 2.02 is duly authorized and validly issued, fully paid and nonassessable, and has not been issued in violation of any preemptive or similar rights. Except as set forth in Section 2.02(b) of the disclosure schedule, dated as of the date hereof and delivered by the Company to the Investor on the date hereof (the "Company Disclosure Schedule"), the Company has no authorized or outstanding bonds, debentures, notes or other obligations or securities, the holders of which have the right to vote with the stockholders of the Company on any matter.

         (c) As of the Closing Date, each share of Preferred Stock to be issued to the Investor will be duly authorized and validly issued, fully paid and nonassessable, and will not have been issued in violation of any preemptive or similar rights.

         (d) The shares of Class A Common Stock issuable upon the conversion of the Preferred Stock and issuable upon the settlement of the CVRs have been, and at all times prior to such conversion or settlement will be, duly authorized and adequately reserved in contemplation of such issuance or settlement. As of the date of its issuance, each share of Class A Common Stock issuable upon conversion of the Preferred Stock or upon settlement of the CVRs or an Equalization Payment (as defined below), as applicable, will have been validly issued and will be fully paid and nonassessable, and will not have been issued in violation of any preemptive or similar rights.

         (e) The Company has provided the Investor with true and complete copies of all agreements in effect on the date of this Agreement pursuant to which the Company has agreed to register any of its securities under the Securities Act.

         Section 2.03. Authorization; Enforceability. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and under each of the CVR Agreement, the Registration Rights Agreement and the Certificate of Designations (this Agreement and each such other agreement or document, together with the Stockholder Voting Agreement, collectively, the "Investment Transaction Documents"), and has taken all corporate action necessary to authorize the execution, delivery and performance by it of each Investment Transaction Document to which it is, or will be, a party, and to consummate the Investment and the other transactions contemplated hereby and thereby. No other corporate or stockholder proceeding on the part of the Company is necessary for such authorization, execution, delivery and consummation. The Company has duly executed and delivered this Agreement and, at the Closing, the Company will have duly executed and delivered each of the other Investment Transaction Documents to be executed and delivered by it at or prior to Closing. This Agreement constitutes, and each of the other Investment Transaction Documents to which the Company is, or will be, a party, when executed and delivered by the

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Company, will constitute, assuming the due authorization, execution and delivery by the Investor of this Agreement and the other Investment Transaction Documents to which it is, or will, be a party, a legal, valid and binding obligation of the Company, each enforceable against the Company in accordance with its terms.

         Section 2.04. No Violation; Consents. (a) Subject to the governmental filings and other matters referred to in Section 2.04(b), the execution, delivery and performance by the Company of this Agreement and each of the other Investment Transaction Documents to which it is, or will be, a party and the consummation by the Company of the Investment and the other transactions contemplated hereby and thereby do not and will not contravene (i) any applicable foreign, federal or state statute, rule, regulation, order, writ, decree, injunction or judgment or (ii) any applicable stock exchange or trading market rule or listing requirement, except for any such contravention that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and each of the other Investment Transaction Documents to which it is, or will be, a party and the consummation of the Investment and the other transactions contemplated hereby and thereby (i) will not conflict with or violate any provision of the Articles of Incorporation or By-laws or other governing documents of the Company and (ii) except as set forth in Section 2.04(a) of the Company Disclosure Schedule, will not (A) violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancelation or acceleration) under any contract, lease, loan agreement, mortgage, security agreement, trust indenture, note, bond or other agreement or instrument (collectively, "Contract") to which the Company is a party or by which the Company is bound or to which any of its assets is subject, or (B) result in the creation or imposition of any mortgage, pledge, lien, security interest, claim, restriction, charge or encumbrance of any kind (collectively, "Lien") upon any of the assets of the Company, except for any such violations, breaches, defaults or Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) Except for (i) the filings by the Company, if any, required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act") and any similar laws of foreign jurisdictions, (ii) applicable filings, if any, required by applicable federal, state or foreign securities laws, (iii) the filing of the Certificate of Designations with the Secretary of State of the State of Nevada and (iv) any required approvals of the Federal Communications Commission or any successor agency, in each case, which shall be made (or are not required to be made) on or prior to the Closing Date, no consent, authorization or order of, or filing or registration with, any foreign, federal, state or local court or governmental or regulatory agency or authority or applicable stock exchange or trading market (collectively, "Governmental Authority") or other person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement or any of the other Investment Transaction Documents to which it is, or will be, a party or the consummation by the Company of the Investment or the other transactions contemplated hereby or thereby, except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected

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to have a Material Adverse Effect or a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby or thereby.

         Section 2.05. SEC Filings; Financial Statements. (a) The Company and each subsidiary of the Company that is required to file documents with the Securities and Exchange Commission (the "SEC") has filed all reports, schedules, forms, statements and other documents required to be filed with the SEC since January 1, 2000 (the "SEC Documents"). As of the respective dates of their filing with the SEC (or as amended or supplemented prior to the date hereof), the SEC Documents complied as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (b) The consolidated financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except as may be indicated in the notes thereto and except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders' equity for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and lack of footnote disclosure). Except (i) for liabilities or obligations incurred since September 30, 2001 in the ordinary course of business, (ii) for liabilities or obligations under the EchoStar Transaction Agreements (as such term is defined in the Agreement and Plan of Merger dated as of October 28, 2001, by and between the Company and Hughes Electronics Corporation, a Delaware corporation ("Hughes"), as amended as of the date of this Agreement (as it may be amended from time to time (but without prejudice to the condition to Closing set forth in Section 5.02(e)), the "Merger Agreement")) and the exhibits, schedules and annexes thereto that have been publicly filed or true and complete copies of which the Company has provided to the Investor prior to the date of this Agreement, (iii) as set forth in Section 2.05(b) of the Company Disclosure Schedule, (iv) for liabilities or obligations under the Merger Commitment Letter (as such term is defined in the Merger Agreement) or (v) as disclosed, provided for or reserved against in the SEC Documents filed prior to the date of this Agreement (as such documents have been amended or supplemented prior to the date of this Agreement, the "Filed SEC Documents"), the Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         Section 2.06. Material Adverse Change. Except as disclosed in the Filed SEC Documents or in any public disclosure made by the Company or any of its subsidiaries after September 30, 2001 and prior to the date of this Agreement, each of which public disclosures is set forth in Section 2.06 of the Company Disclosure Schedule (the "Prior Public Disclosures") or

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as otherwise set forth in Section 2.06 of the Company Disclosure Schedule, since
September 30, 2001, there has not been any event, change, occurrence or development of a state of circumstances or facts that, individually or in the aggregate, has had, or would reasonably be expected to have (i) a Material Adverse Effect or (ii) a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Investment Transaction Documents.

         Section 2.07. Private Offering. Subject to the truth and accuracy of the Investor's representations and warranties set forth in Section 3.04, the offer, sale and issuance by the Company of the Preferred Stock pursuant to this Agreement and the issuance and delivery of the CVRs pursuant to the CVR Agreement are exempt from the registration requirements of the Securities Act.

         Section 2.08. Litigation. Except (i) as disclosed in the Filed SEC Documents or the Prior Public Disclosures, (ii) as set forth in Section 2.08 of the Company Disclosure Schedule or (iii) for any proceedings or investigations relating to the transactions contemplated by the Merger Agreement, there are not any (a) outstanding judgments against or affecting the Company or any of its subsidiaries, (b) proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or (c) investigations by any Governmental Authority that are, to the knowledge of the Company, pending or threatened against the Company or any of its subsidiaries that (i) in any manner challenge or seek to prevent, enjoin, alter or materially delay the Investment or (ii) if resolved adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 2.09. Permits and Licenses. Except (i) as disclosed in the Filed SEC Documents or the Prior Public Disclosures or (ii) as set forth in
Section 2.09 of the Company Disclosure Schedule, the Company and its subsidiaries have obtained and maintain in effect all governmental permits, licenses, franchises and authorizations required for the Company and its subsidiaries to conduct their respective businesses as currently conducted, except for those of which the failure to obtain or maintain in effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 2.10. Merger Transaction Agreements; Board Matters. (a) The board of directors of Hughes has taken all corporate action necessary to approve the Investment and the other transactions contemplated by this Agreement in accordance with the terms of the Merger Agreement (including the amendment to the Merger Agreement referred to in Section 2.10(b)) and, if applicable, the other Transaction Agreements (as such term is defined in the Implementation Agreement dated as of October 28, 2001, by and among General Motors Corporation, a Delaware corporation ("GM"), Hughes and the Company, as amended as of the date of this Agreement (as it may be amended from time to time (but without prejudice to the condition to Closing set forth in Section 5.2(e)), the "Implementation Agreement")), and all consents of GM and Hughes, and the lenders under the Merger Commitment Letter (as such term is defined in the Merger Agreement), necessary thereunder in connection therewith have been obtained. No other consent of, or approval by, any person is required under the terms of the Merger Agreement or the other Transaction Agreements in connection with the execution and

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delivery of this Agreement by the Company or for the consummation of the
Investment and the other transactions contemplated by this Agreement and the other Investment Transaction Documents.

         (b) The Merger Agreement has been amended to provide that (i) Jean-Marie Messier, chairman and chief executive officer of the Investor ("JMM"), will be a member of the board of directors of the Surviving Corporation (as such term is defined in the Merger Agreement, with such term having the same meaning when used in this Agreement, the "Surviving Corporation") in the merger (the "Merger") provided for in Article I of the Merger Agreement, effective at the closing of the Merger in accordance with Section 5.3(c) of the Merger Agreement, with a term expiring at the second annual election of the directors of the Surviving Corporation following consummation of the Merger, and (ii) the by-laws of the Surviving Corporation shall provide that all members of the board of directors of the Surviving Corporation, whether or not such director is a member of the relevant committee, shall be entitled to receive notice of each meeting of each committee of such board of directors and that each director shall be entitled to attend each meeting of any such committee, whether or not such director is a member of such committee, and each such amendment remains in full force and effect. Effective on or prior to the date of this Agreement, the board of directors of the Company has adopted a resolution to amend the By-laws of the Company, effective as of the Closing Date, to provide members of the board of directors of the Company with the notice and meeting attendance rights described in clause (ii) of the immediately preceding sentence in connection with committees of the board of directors of the Company, and such resolution remains in full force and effect.

         Section 2.11. State Takeover Statutes. The requirements of the Acquisition of Controlling Interest Statute and the Combinations with Interested Stockholders Statute under the Nevada Revised Statutes do not apply to this Agreement and the other Investment Transaction Documents and the transactions contemplated hereby and thereby.

                                  Article III

                 Representations and Warranties of the Investor

         The Investor hereby represents and warrants to the Company, as of the date of this Agreement, as follows:

         Section 3.01. Organization and Standing. The Investor is duly organized and validly existing under the laws of France and has all requisite corporate power and authority to carry on its business as presently conducted.

         Section 3.02. Authorization; Enforceability. The Investor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and under each other Investment Transaction Document to which it is, or will be, a party, and has taken all corporate action necessary to authorize the execution, delivery and performance by it of each of such Investment Transaction Documents and to consummate the

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Investment and the other transactions contemplated hereby and thereby. No other corporate or stockholder proceeding on the part of the Investor is necessary for such authorization, execution, delivery and consummation. The Investor has duly executed and delivered this Agreement and, at the Closing, the Investor will have duly executed and delivered each of the other Investment Transaction Documents to be executed and delivered by it at or prior to Closing. This Agreement constitutes, and each of the other Investment Transaction Documents to which the Investor is, or will be, a party, when executed and delivered by the Investor, will constitute, assuming the due authorization, execution and delivery by the Company of this Agreement and the other Investment Transaction Documents to which it is, or will be, a party, a legal, valid and binding obligation of the Investor, each enforceable against the Investor in accordance with its terms.

         Section 3.03. No Violation; Consents. (a) Subject to the governmental filings and other matters referred to in Section 3.03(b), the execution, delivery and performance by the Investor of this Agreement and each of the other Investment Transaction Documents to which it is, or will be, a party and the consummation by Investor of the Investment and the other transactions contemplated hereby and thereby do not and will not contravene (i) any applicable foreign, federal or state statute, rule, regulation, order, writ, decree, injunction or judgment or (ii) any applicable stock exchange or trading market rule or listing requirement, except for any such contravention that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to timely perform its obligations under this Agreement or under any other Investment Transaction Document to which it is, or will be, a party. The execution, delivery and performance by the Investor of this Agreement and each of the other Investment Transaction Documents to which it is, or will be, a party and the consummation of the Investment and the other transactions contemplated hereby and thereby (i) will not (A) violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancelation or acceleration) under any Contract to which the Investor is party or by which the Investor is bound or to which any of its assets is subject, or
(B) result in the creation or imposition of any Lien upon any of the assets of the Investor, except for any such violations, breaches, defaults or Liens that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to timely perform its obligations under this Agreement or under any other Investment Transaction Document to which it is, or is specified to be, a party, and (ii) will not conflict with or violate any provision of the Restated Corporate Statutes of the Investor.

         (b) Except for (i) the filings by the Investor, if any, required by the HSR Act and any similar laws of foreign jurisdictions, (ii) applicable filings, if any, with the SEC pursuant to the Exchange Act and (iii) any required approvals of the Federal Communications Commission or any successor agency, in each case, which shall be made (or are not required to be made) on or prior to the Closing Date, no consent, authorization or order of, or filing or registration with, any Governmental Authority or other person is required to be obtained or made by the Investor for the execution, delivery and performance of any of this Agreement or any of the other Investment Transaction Documents to which it is, or will be, a party or the consummation by the Investor of the Investment or the other transactions contemplated hereby or thereby, except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to timely perform its obligations under this Agreement or any other Investment Transaction Document to which it is, or will be, a party.

         Section 3.04. Private Offering. (a) The Preferred Stock purchased by the Investor pursuant to this Agreement and the CVRs to be issued to the Investor pursuant to the CVR Agreement, and any shares of Class A Common Stock to be issued upon conversion or settlement thereof, are being acquired for investment only and not with a view to any public distribution thereof, and the Investor shall not offer to sell or otherwise dispose of the Class A Common Stock so acquired by it (the Preferred Stock and the CVRs by their terms being nontransferable) in violation of any of the registration requirements of the Securities Act.

         (b) The Investor understands that the offering and sale of the Preferred Stock pursuant to this Agreement and the issuance and delivery of the CVRs pursuant to the CVR Agreement are being effected in a transaction exempt from registration under the Securities Act, and that such securities (and the Class A Common Stock issuable upon conversion or settlement thereof) must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

         (c) The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the Investment and is capable of bearing the economic risks of the Investment.

         Section 3.05. Hughes Reorganization. The Investor acknowledges and agrees that (i) no vote or consent of the Investor shall be required under any Investment Transaction Document or applicable law in connection with the Hughes Reorganization (as such term is defined in the Implementation Agreement), including any amendment and restatement of any Transaction Agreement (as defined in the Implementation Agreement) in connection therewith, (ii) no representation, warranty, covenant or agreement contained in any Investment Transaction Document shall be deemed to have been breached as a result of the Hughes Reorganization (as so defined) (including any amendment and restatement of any Transaction Agreement (as so defined) in connection therewith) and (iii) no closing condition in any Investment Transaction Document shall be deemed not to have been satisfied as a result of the Hughes Reorganization (as so defined) (including any amendment and restatement of any Transaction Agreement (as so defined) in connection therewith).

                                   Article IV

                                    Covenants

         Section 4.01. Certain Assurances. Prior to the Closing, the Company and the Investor shall not, and shall not permit any of their respective subsidiaries to, take any action that would, to the knowledge of such party, result in (i) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality or Material Adverse Effect becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions set forth in Article V not being satisfied. Each of the parties agrees to and shall use its respective commercially reasonable efforts to cause the conditions for the benefit of the other party set forth in Article V to be satisfied.

         Section 4.02. HSR Act Notification. To the extent required by the HSR Act, each of the Company and the Investor shall (a) use commercially reasonable efforts to file or cause to be filed, within 10 business days after the date of this Agreement, or as promptly thereafter as practicable, with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, all reports and other documents required to be filed by it under the HSR Act concerning the transactions contemplated hereby and (b) use commercially reasonable efforts (including after the Closing Date if Non-Voting Preferred Stock (as defined below) is issued and delivered at the Closing in accordance with the provisions of Section 6.01(a)(iii)) to promptly comply with or cause to be complied with any requests by the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice for additional information concerning such transactions, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act shall expire as soon as practicable after the execution and delivery of this Agreement. Each of the Company and the Investor agrees to request, and to cooperate with the other in requesting, early termination of any applicable waiting period under the HSR Act. In addition, to the extent reasonably requested by the Company, the Investor will, and will cause its subsidiaries to, cooperate with the Company in providing information to, and responding to questions posed by, the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice in connection with the review of the Merger under the HSR Act.

         Section 4.03. Board Representation. The Company shall take such action as may be necessary to appoint JMM to the board of directors of the Company effective as of the Closing Date. At all times prior to the Merger, for so long as the Investor and its subsidiaries own any combination of shares of Preferred Stock issued to the Investor and its subsidiaries on the Closing Date (the "Initial Preferred Shares") and Class A Common Stock issued upon conversion of any of the Initial Preferred Shares which, taken together, would represent, if all Initial Preferred Shares were converted, at least 51% of the Class A Common Stock issuable upon conversion of all the Initial Preferred Shares (as adjusted for stock splits, combinations, subdivisions and similar changes to the Company's capital structure) (the "51% Test"), the Company shall take all appropriate action to cause JMM to be nominated for re-election as a member of the board of directors of the Company in connection with each meeting of the stockholders of the Company called for the election of directors coincident with the expiration of his then current term, including by using its commercially reasonable efforts to cause JMM to be so elected at each such meeting.

         Section 4.04. Issuances of Class C Common Stock by the Surviving Corporation; Equalization Payments. During the period commencing on the date on which the Merger is consummated and ending on the earlier of (x) the date on which the CVR Agreement is terminated in accordance with its terms (other than pursuant to Section 1.06 thereof, in which case ending on the date that is 30 months following the date on which the Merger is consummated) and (y) the date that is 30 months following the date on which the Merger is consummated, for so long as the Investor and its wholly owned subsidiaries own that number of shares of Class A common stock, par value $0.01 per share, of the Surviving Corporation (the "New Class A Common Stock") as is equal to at least 51% of the number of shares of Class A Common Stock issuable upon conversion of all of the Initial Preferred Shares (as adjusted for the Class A Exchange Ratio (as such term is defined in the Merger Agreement) and for stock splits, combinations, subdivisions and similar changes to the capital structure of the Company or the Surviving Corporation, as the case may be), the Surviving Corporation shall not issue any shares of Class C common stock, par value $0.01 per share, of the Surviving Corporation (the "New Class C Common Stock"), or securities convertible into or exchangeable for, New Class C Common Stock (other than (a) as permitted pursuant to, or contemplated by, the terms of the Transaction Agreements (as such term is defined in the Implementation Agreement) and the exhibits, schedules and annexes thereto as in effect as of the date of this Agreement that have been publicly filed or true and complete copies of which the Company has provided to the Investor prior to the date of this Agreement, (b) in exchange for outstanding shares of Class B common stock of the Surviving Corporation or (c) pursuant to any employee benefit, compensation or bonus plan of the Surviving Corporation), unless on the date of such issuance the Surviving Corporation pays to the Investor an amount (at the election of the Surviving Corporation, in cash or in shares of New Class A Common Stock) equal to the amount, if any, by which the opening market price of the New Class C Common Stock on the date of such issuance exceeds the opening market price of the New Class A Common Stock on the date of such issuance, multiplied by the number of shares of New Class C Common Stock issued (or, in the case of securities convertible into or exchangeable for Class C Common Stock, the number of shares into which such securities are convertible or exchangeable) (an "Equalization Payment"); provided, however, that upon receipt of a certified copy of resolutions adopted by the board of directors of the Surviving Corporation authorizing the issuance of shares of New Class C Common Stock within a specified ten business day period, the Investor agrees not to effect (and to cause its subsidiaries and controlled affiliates not to effect) any sales, transfers or other dispositions of any securities of the Surviving Corporation (including any hedging or derivative transactions involving any such securities) during such ten business day period . The maximum number of shares of New Class C Common Stock in respect of the issuance of which the Investor will be entitled to receive an Equalization Payment shall be equal to the number of shares of Class A Common Stock into which the Preferred Stock held by the Investor and its wholly owned subsidiaries converts immediately prior to the effective time of the Merger (as adjusted for the Class A Exchange Ratio (as such term is defined in the Merger Agreement) upon consummation of the Merger), and each Equalization Payment shall reduce on a one-for-one basis, based on the number of shares of New Class C Common Stock in respect of which such Equalization Payment was made, the number of shares of New Class C Common Stock in respect of which the Investor will be entitled to receive future Equalization Payments as a result of the issuance of additional shares of New Class C Common Stock. Similarly, each sale of shares of New Class A Common Stock by the Investor or any of its subsidiaries after the effective time of the Merger shall reduce on a one-for-one basis, based on the number of shares of New Class A Common Stock sold, the number of shares of New Class C Common Stock in respect of which the Investor will be entitled to receive future Equalization Payments as a result of the issuance of additional shares of New Class C Common Stock.

         Section 4.05. Standstill. (a) For so long as (i) (x) the Investor and its affiliates own greater than 1% of the outstanding capital stock of the Company or the Surviving Corporation, (y) a designee of the Investor is a member of the board of directors of the Company or JMM is a member of the board of directors of the Surviving Corporation or (z) the Commercial Agreement set forth in Annex I remains in full force and effect and (ii) Charles W. Ergen ("CWE") is the chief executive officer (or, subject to paragraph (b) of this Section 4.05, a member of the board of directors) of the Company or the Surviving Corporation, neither the Investor nor any of its subsidiaries or controlled affiliates will, nor will the Investor or any of its subsidiaries on controlled affiliates authorize any of their agents or representatives to, without the prior written consent of the board of directors of the Company or the Surviving Corporation (as the case may be), directly or indirectly:

          (i) acquire or propose to acquire any securities (or "beneficial ownership" (as such term is defined in Rule 13d-3 under the Exchange Act) thereof) of the Company or the Surviving Corporation if as a result of such acquisition the ownership interest of the Investor and its affiliates in the Company or the Surviving Corporation (as the case may be) would be more than 1% greater than the ownership interest of the Investor and its affiliates in the Company on the Closing Date or in the Surviving Corporation as of the effective time of the Merger, as the case may be;

          (ii) initiate or propose to initiate any tender or exchange offer or merger or other business combination involving the Company or any of its subsidiaries or the Surviving Corporation or any of its subsidiaries;

          (iii) participate in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company or the Surviving Corporation;

          (iv) form, join or in any way participate in a "group" (as such term is defined under the Exchange Act) with respect to any voting securities of the Company or the Surviving Corporation (except as expressly contemplated by the Stockholder Voting Agreement);

          (v) submit any "shareholder proposal" (as such term is used in Rule 14a-8 under the Exchange Act) to the Company or the Surviving Corporation;

          (vi) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the Company or the Surviving Corporation (other than through a designee of the Investor on any such board of directors acting in his capacity as a director);

          (vii) request the Company or the Surviving Corporation to amend any provision of this paragraph (a) (including this clause); or

          (viii) enter into any agreement (other than the Stockholder Voting Agreement) with respect to any of the foregoing actions (the restrictions contained in the foregoing clauses (i)-(viii) are referred to as the "Standstill Obligations").

         (b) The Standstill Obligations shall terminate and be of no effect if, during any time that CWE is a member of the board of directors of the Company or the Surviving Corporation (as the case may be) but is not the chief executive officer of the Company or the Surviving Corporation (as the case may be):

          (i) the Company or the Surviving Corporation enters into an agreement relating to an Acquisition Proposal (as defined below); or

          (ii) any person or group of persons commences (x) a tender offer or exchange offer to acquire 50% or more of the outstanding voting securities of the Company or the Surviving Corporation or (y) a "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities relating to the election of the board of directors of the Company or the Surviving Corporation.

The term "Acquisition Proposal" means any (i) merger, consolidation, business combination, binding share exchange or similar transaction involving the Company or the Surviving Corporation that would result in holders of outstanding voting capital stock of the Company or the Surviving Corporation immediately prior to such transaction holding, directly or indirectly, voting capital stock of the surviving person in such transaction (or any ultimate parent thereof) representing less than 50% of the voting power in the election of members of the board of directors (or comparable governing body) of all outstanding capital stock of such surviving person (or such ultimate parent) immediately after such transaction, (ii) sale, lease or other disposition or series of related dispositions, directly or indirectly, by merger, consolidation or otherwise of assets of the Company or its subsidiaries or the Surviving Corporation or its subsidiaries, representing 50% or more of the consolidated assets of the Company and its subsidiaries or the Surviving Corporation and its subsidiaries (as the case may be), (iii) issue, sale or other disposition or series of related dispositions by the Company or the Surviving Corporation of (including by of merger, consolidation, binding share exchange or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into such securities) representing 50% or more of the voting power of the Company or the Surviving Corporation (as the case may be) to a single purchaser or an affiliated group of purchasers or (iv) other transaction or series of related transactions pursuant to which any person or entity shall acquire "beneficial ownership" (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire "beneficial ownership" of, 50% or more of the outstanding voting securities of the Company or the Surviving Corporation (as the case may be).

         Section 4.06. MFN Protection. The Company shall not, at any time within 45 days of the date of this Agreement, enter into any other strategic equity-based financing (which shall not include a commercial bank financing or a public or Rule 144A debt or equity offering or any private placement of debt or equity securities to any financial investor).

         Section 4.07. Surviving Corporation Bound by Terms of Investment. The Company shall take all steps reasonably requested by the Investor to ensure that the Surviving Corporation shall honor and be bound by all of the terms of this Agreement and the CVR Agreement after the consummation of the Merger, including by causing the Surviving Corporation to execute and deliver such instruments of assignment and take such other action as the Investor may reasonably request.

         Section 4.08. Commercial Agreements. (a) The parties shall negotiate in good faith definitive agreements relating to the Commercial Agreements with the goal of completing such definitive agreements prior to the Closing Date. With respect to any of such Commercial Agreements the definitive agreement for which has not been completed prior to the Closing Date, the parties agree that the terms of such arrangement set forth in the relevant Annex hereto represent all essential terms between the parties and shall be binding on the parties effective as of the Closing Date. Regardless of whether a definitive agreement has been entered into with respect thereto, from and after the Closing Date each Commercial Agreement shall be deemed to be an "Investment Transaction Document" for purposes of the representations and warranties set forth in Sections 2.03 and 2.04.

         (b) Promptly following consummation of the Merger, the Surviving Corporation shall take all actions reasonably requested by the Investor to ensure that DIRECTV Enterprises, Inc. and its subsidiaries operating the DirecTV broadcast satellite business become parties to the Commercial Agreements and that the terms thereof become binding on such companies.

         Section 4.09. Amendments to the Merger Agreement. The Company shall not consent to any amendment to the Merger Agreement (or to any exhibit, schedule or annex thereto) that would permit, except to the extent any such issuance is permitted by the terms of the Merger Agreement as in effect as of the date of this Agreement, the issuance of additional shares of GM Class H Common Stock (as such term is used in the Merger Agreement), including any modification of such term thereunder, without the prior written consent of Investor.

         Section 4.10. Reservation of Shares; Listing. (a) The Company shall:

          (i) cause to be authorized and reserve and keep available at all times during which any shares of Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock or authorized but unissued shares of capital stock, or both, solely for the purpose of effecting the conversion of the shares of Preferred Stock pursuant to the terms of the Certificate of Designations, a sufficient number of shares of Class A Common Stock to provide for the issuance of the maximum number of shares issuable upon conversion of outstanding shares of Preferred Stock; and

          (ii) issue and cause the Company's transfer agent to deliver such shares of Class A Common Stock as required upon conversion of the shares of Preferred Stock on the terms and subject to the conditions set forth in the Certificate of Designations, and take all actions necessary to ensure that all such shares will, when issued and paid for pursuant to the conversion of the shares of Preferred Stock, be duly and validly issued, fully paid and nonassessable.

         (b) The Company shall use its commercially reasonable efforts to cause, prior to the Closing Date, the Class A Common Stock issuable upon conversion of the Preferred Stock or in connection with settlement of the CVRs to be listed on the Nasdaq National Market or other principal national securities exchange on which the Class A Common Stock is then listed, or in the case of Class A Common Stock to be issued in connection with settlement of the CVRs, prior to such settlement.

         Section 4.11. Legends. (a) So long as applicable, each certificate representing any portion of the Preferred Stock or shares of Class A Common Stock issuable upon conversion of the Preferred Stock shall be stamped or otherwise imprinted with a legend in the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS."

After the above requirement for a legend is no longer applicable because the shares of Class A Common Stock issued upon conversion of the Preferred Stock are freely transferable under the Securities Act, the Company shall remove such legend upon request from a holder of such shares, if outside counsel for such holder reasonably determines that the transfer of such shares is no longer restricted by the Securities Act and outside counsel for the Company reasonably concurs in such determination.

         (b) In addition to the legend contemplated by Section 4.11(a), each certificate representing any portion of the Preferred Stock shall be stamped or otherwise imprinted with a legend in the following form (with the bracketed language contained therein only being included in such legend if Non-Voting Preferred Stock is issued and delivered at the Closing in accordance with the provisions of Section 6.01(a)(iii)):

     "IN ACCORDANCE WITH THE TERMS OF THE CERTIFICATE OF DESIGNATIONS PURSUANT TO WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERRABLE OTHER THAN BY THE INITIAL HOLDER TO A PERMITTED TRANSFEREE [OR A VOTING PERMITTED TRANSFEREE] (AS SUCH TERMS ARE USED IN SUCH CERTIFICATE OF DESIGNATIONS) AND IMMEDIATELY PRIOR TO ANY PURPORTED SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE, SUCH SHARES SHALL AUTOMATICALLY CONVERT INTO SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01, OF THE ISSUER, IN ACCORDANCE WITH ARTICLE 5 OF SUCH CERTIFICATE OF

     DESIGNATIONS, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF
     THE ISSUER."

The investor hereby acknowledges that its ability to transfer any shares of Preferred Stock is restricted by the terms of the Certificate of Designations and that the transfer agent for the Company will not implement any transfer in violation of such restrictions.

         (c) Each certificate representing any portion of the Preferred Stock or shares of Class A Common Stock issuable upon conversion of the Preferred Stock shall be stamped or otherwise imprinted with a legend (and, to the extent applicable, each uncertificated share of Preferred Stock or Class A Common Stock shall have an appropriate designation made in the book-entry records relating thereto) in the following form:

     "THESE SHARES MAY ALSO BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF /!/, BETWEEN THE ISSUER AND VIVENDI UNIVERSAL, S.A., AND IN
     A STOCKHOLDER AGREEMENT DATED AS OF DECEMBER 14, 2002, AMONG VIVENDI UNIVERSAL, S.A., HUGHES ELECTRONICS CORPORATION AND GENERAL MOTORS CORPORATION, AND TO CERTAIN RESTRICTIONS ON VOTING SET FORTH IN A STOCKHOLDER VOTING AGREEMENT DATED AS OF DECEMBER 14, 2001, BETWEEN VIVENDI UNIVERSAL, S.A., AND CERTAIN STOCKHOLDERS OF THE ISSUER."

Such legend shall be removed promptly upon the termination of the underlying agreements.

         Section 4.12. Filing of Certificate of Designations. On or prior to the Closing Date, the board of directors of the Company shall adopt appropriate resolutions for the issuance of the Preferred Stock, and the Company shall file with the Secretary of State of the State of Nevada a Certificate of Designations for the Preferred Stock pursuant to Section 78.1955 of the Nevada Revised Statutes, in the form attached hereto as Exhibit C, with such changes as are mutually agreed by the Investor and the Company (the "Certificate of Designations"). Unless the Preferred Stock to be issued and delivered at the Closing is to be Non-Voting Preferred Stock in accordance with the provisions of
Section 6.01(a)(iii), the Certificate of Designations shall not include any of the bracketed provisions included in the form thereof attached hereto as Exhibit C (other than the bracketed phrase "[other than such voting rights as are expressly provided in Sections 8.2, 8.3 and 8.4]" in Section 8.1 thereof).

         Section 4.13. Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses.

         Section 4.14. Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Government Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and
(iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Nothing in this Section 4.14 shall be deemed to require any party to waive any substantial rights or agree to any substantial limitation on its operations or to dispose of any significant asset or collection of assets. Each party will promptly inform the other party in writing of any litigation commenced against such party in respect of the transactions contemplated by this Agreement.

         Section 4.15. Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties. The provisions of this Section
4.15 shall not restrict the ability of a party to summarize or describe the transactions contemplated by this Agreement in any prospectus or similar offering document so long as the other party is provided a reasonable opportunity to review such disclosure in advance.

         Section 4.16. Transfer of Non-Voting Preferred Stock. If the Preferred Stock issued and delivered to the Investor at the Closing is Non-Voting Preferred Stock and thereafter the Investor or any Permitted Transferee (as such term is defined in the Certificate of Designations) thereof proposes at any time to sell, assign, transfer or dispose of all the shares of Non-Voting Preferred Stock to a person which is not a Permitted Transferee in such a manner as not to cause such shares to be automatically converted into shares of Class A Common Stock pursuant to Section 5.1(a)(iii) of the Certificate of Designations (a "Non-Conversion Transfer"), the Investor shall give notice to the Company, at least 10 business days prior to entering into any binding agreement to transfer such shares (or, in the absence of such an agreement, prior to consummating any such transfer), of the proposed Non-Conversion Transfer, which notice (the "Transfer Notice") shall include the name of the proposed transferee. The Investor shall not enter into any such agreement or consummate any such proposed Non-Conversion Transfer unless the Company shall give its written consent to such Non-Conversion Transfer, which consent may not be unreasonably withheld. If the Company shall give such consent to the Investor, such consent shall be effective with respect to the Non-Conversion Transfer specified in the Transfer Notice for a period of 60 calendar days from the date of the Company's consent, unless such period is extended in writing by the Company.

         Section 4.17. Registration of Shares to be Issued in the Merger. The Company shall cause the shares of New Class A Common Stock to be issued to the Investor (and its wholly owned subsidiaries) in the Merger to be registered on the same registration statement on Form S-4 as the shares of New Class A Common Stock to be issued to the public stockholders of the Company in the Merger will be registered.

         Section 4.18. Market Sales During Company Offering. If the Company or the Surviving Corporation, as the case may be, notifies the Investor that the Company is planning to conduct an offering of securities (whether or not registered under the Securities Act), the Investor will cooperate with the Company in good faith with respect to any sales on the market of Class A Common Stock or New Class A Common Stock, as the case may be, by the Investor during the pendency of such offering in order to reduce the impact, if any, that such sales might have on the success of such offering, it being understood and agreed by the parties that the foregoing commitment shall not be deemed to prevent or otherwise restrict the ability of the Investor to effect any such sales during such period.

         Section 4.19. Waiver of Appraisal Rights. With respect to any shares of Preferred Stock, or Class A Common Stock issued upon the conversion thereof, owned or "beneficially owned" by the Investor (as such term is defined in Rule 13d-3 under the Exchange Act), the Investor hereby waives and relinquishes all rights set forth in Section 92A.300 et. seq. of the Nevada Revised Statutes to which the Investor would otherwise be entitled in the absence of this waiver and relinquishment with respect to the Merger or any of the other transactions or actions provided for by the Transaction Agreements (as such term is defined in the Implementation Agreement). Without limiting the generality of the foregoing, the Investor hereby waives and relinquishes any and all rights to dissent from, and obtain payment of the fair value of the Preferred Stock, or Class A Common Stock issued upon the conversion thereof, in respect of, the Merger or any of the other transactions or actions provided for by the Transaction Agreements (as so defined). The Investor acknowledges and agrees that with respect to the Merger or any of the other transactions or actions provided for by the Transaction Agreements (as so defined) it shall have no right to (i) receive notice pursuant to Section 92A.410 of the Nevada Revised Statutes from the Company or (ii) deliver to the Company notice of intent to demand payment for the Investor's shares of Preferred Stock, or Class A Common Stock issued upon the conversion thereof, with respect to the Merger or any of the other transactions or actions provided for by the Transaction Agreements (as so defined) pursuant to Section 92A.420 of the Nevada Revised Statutes.

                                   Article V

                              Conditions Precedent

         Section 5.01. Conditions to Each Party's Obligation. The respective obligation of the parties to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

         (a) Governmental Approvals. The waiting period under the HSR Act shall have expired or been terminated. All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Authority required for the consummation of the Investment shall have been obtained or filed or shall have occurred, other than authorizations, consents, orders, approvals, declarations, filings and expirations, the failure to obtain, make or occur of which, individually or in the aggregate, are not reasonably likely to have a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement and the other Investment Transaction Documents.

         (b) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Investment shall be in effect.

         Section 5.02. Conditions to Obligation of the Investor. The obligation of the Investor to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Investor) on or prior to the Closing Date of the following conditions:

         (a) Representations and Warranties. The representations and warranties of the Company in this Agreement that are qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for failures to be true and correct that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Investor shall have received a certificate signed by the chief executive officer and the chief financial officer of the Company to such effect.

         (b) Performance of Obligations of the Company. The Company shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Company by the time of the Closing, and the Investor shall have received a certificate signed by the chief executive officer and the chief financial officer of the Company to such effect.

         (c) Opinion of Counsel. The Investor shall have received an opinion from counsel to the Company (which may be the general counsel of the Company), dated the Closing Date, and addressed to the Investor, in form and substance reasonably acceptable to the Investor, as to the validity of the securities being issued pursuant to this Agreement and the CVR Agreement.

         (d) Absence of Proceedings. There shall not be pending or threatened any suit, action or proceeding by any Governmental Authority challenging or seeking to restrain or prohibit the Investment or any other transaction contemplated by this Agreement or the other Investment Transaction Documents.

         (e) EchoStar Transaction Agreements. The Merger Agreement and each other EchoStar Transaction Agreement (as that term is defined in the Merger Agreement) shall be in full force and effect, unamended in any manner from the form of such agreements as in effect as of the date of this Agreement (other than any such amendments as may be necessary or appropriate to provide for the Hughes Reorganization (as such term is defined in the Implementation Agreement) or any other amendment, in each case that would not materially adversely affect the Investor's interests as a holder of Preferred Stock or CVRs), except for those amendments to which the Investor consents in writing in accordance with
Section 4.09.

         (f) Material Adverse Change. From the date of this Agreement to the Closing Date, there shall not have been any event, change, occurrence or development of a state of circumstances or facts that, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect, other than any event, change, development of a state of circumstances or facts that arise out of or result from (i) the Company's performance of its obligations under, or taking of any actions expressly permitted or contemplated by, the terms of any of the EchoStar Transaction Agreements (as such term is defined in the Merger Agreement) or Investment Transaction Documents, (ii) economic factors affecting the economy or financial markets as a whole or generally affecting the direct broadcast satellite industry (other than those that materially disproportionately affect the Company and its subsidiaries, taken as a whole), (iii) the public announcement of the Investment or the other transactions contemplated by this Agreement and the other Investment Transaction Documents, (iv) any matter disclosed in the Filed SEC Documents, the Prior Public Disclosures or the Company Disclosure Schedule or (v) any of such events, changes, developments or facts referred to in clauses (i) through (iv), taken together.

         (g) Certificate of Designations. The Company shall have filed with the Secretary of State of the State of Nevada the Certificate of Designations.

         (h) CVR Agreement. The Investor shall have received a counterpart of the CVR Agreement, which shall have been executed and delivered by a duly authorized officer of the Company.

         (i) Registration Rights Agreement. The Investor shall have received a counterpart of the Registration Rights Agreement, which shall have been executed and delivered by a duly authorized officer of the Company.

         (j) Stockholder Voting Agreement. The Investor shall have received a counterpart of the Stockholder Voting Agreement which shall have been executed and delivered by CWE and a duly authorized trustee of each trust through which CWE holds capital stock of the Company.

         (k) Other Documents. The Company shall have furnished to the Investor
(i) a long-form good standing certificate relating to the Company issued by the Secretary of State of the State of Nevada and dated the Closing Date and (ii) a certificate of the Secretary of the Company covering such matters as are customarily covered by such certificates, in form and substance reasonably acceptable to the Investor.

         Section 5.03. Conditions to Obligation of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Company) on or prior to the Closing Date of the following conditions:

         (a) Representations and Warranties. The representations and warranties of the Investor made in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), in each case except for failures to be true and correct that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to timely perform its obligations under this Agreement or any other Investment Transaction Document to which it is, or is specified to be, a party. The Company shall have received a certificate signed by an authorized officer of the Investor to such effect.

         (b) Performance of Obligations of the Investor. The Investor shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Investor by the time of the Closing, and the Company shall have received a certificate signed by an authorized officer of the Investor to such effect.

         (c) CVR Agreement. The Company shall have received a counterpart of the CVR Agreement, which shall have been executed and delivered by a duly authorized officer of the Investor.

         (d) Registration Rights Agreement. The Company shall have received a counterpart of the Registration Rights Agreement, which shall have been executed and delivered by a duly authorized officer of the Investor.

         (e) Stockholder Voting Agreement. The Company shall have received a counterpart of the Stockholder Voting Agreement, which shall have been executed and delivered by a duly authorized officer of the Investor.

         (f) Certificate of the Secretary. The Company shall have received a certificate of the Secretary of the Investor covering such matters as are customarily covered by such certificates, in form and substance reasonably acceptable to the Company.

         Section 5.04. Frustration of Closing Conditions. Neither the Investor nor the Company may rely on the failure of any condition set forth in this
Article V to be satisfied if such failure was caused by such party's failure to act in good faith or to use its commercially reasonable efforts to cause the Closing to occur, as required by Section 4.15.

         Section 5.05. Effect of Certain Waivers of Closing Conditions. If prior to the Closing any party (the "waiving party") has knowledge of any breach by any other party of any representation, warranty or covenant contained in this Agreement, and such other party acknowledges in writing that the effect of such breach is a failure of any condition to the waiving party's obligations set forth in this Article V and the waiving party proceeds with the Closing, the waiving party shall be deemed to have waived such breach and the waiving party and its successors, assigns and affiliates shall not be entitled to sue for damages or to assert any other right or remedy for any losses arising from any matters relating to such condition or breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

                                   Article VI

                        Termination, Amendment and Waiver

         Section 6.01. Termination. (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Investment and the other transactions contemplated by this Agreement abandoned at any time prior to the Closing:

               (i) by mutual written consent of the Company and the Investor;

               (ii) by either the Company or the Investor, if any Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

               (iii) unless the Company is in material breach of this Agreement at such time, by the Company at any time on or after February 28, 2002, if the Closing shall not have theretofore occurred because the condition set forth in the first sentence of Section 5.01(a) shall not have been satisfied prior to such time; provided that the Company shall have given the Investor at least three business days' notice of its intention to terminate this Agreement pursuant to this clause
          (iii); and provided further, that if the Company shall have delivered such a notice, the Investor shall be entitled to elect by written notice delivered to the Company prior to the date of the Company's intended termination of this Agreement, as specified in the Company's notice to the Investor, to purchase Preferred Stock having the rights, powers and preferences set forth in Exhibit C hereto, including the bracketed provisions therein identified as applicable to a series of non-voting Preferred Stock (the "Non-Voting Preferred Stock"), upon which election having been received by the Company, (x) the condition set forth in the first sentence of Section 5.01(a) shall be deemed to be no longer of any force or effect in this Agreement and (y) the Company's right to terminate this Agreement pursuant to this clause
          (iii) shall expire and have no further force or effect, unless at any time thereafter when all conditions to Closing have been satisfied or waived in accordance with Section 1.02, the Investor shall fail to satisfy its obligations to be fulfilled at the Closing within the time specified in Section 1.02 for the Closing to occur after the satisfaction or waiver of all conditions to Closing in accordance with such Section 1.02, in which event the Company shall be permitted to terminate this Agreement at any time after the Investor has so failed to so fulfill its obligations; or

               (iv) by the non-breaching party, if either the Company or the Investor shall have materially breached any of its representations, warranties, covenants, agreements or obligations that has rendered the satisfaction of the condition set forth in Section 5.02(a) or 5.02(b) or 5.03(a) or 5.03(b), as the case may be, incapable of fulfillment under this Agreement.

         (b) In the event of termination by the Company or the Investor pursuant to this Section 6.01, written notice thereof shall forthwith be given to the other and the transactions contemplated by this Agreement shall be terminated, without further action by any party.

         Section 6.02. Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are abandoned as described in Section 6.01, each of the parties shall be relieved of its duties and obligations arising under this Agreement, the provisions of this Agreement shall have no further force or effect after the date of such termination and such termination shall be without liability of any party (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that if such termination shall result from the willful (a) failure of any party to fulfill a condition to the performance of the obligations of the other party, (b) failure to perform a covenant of this Agreement or (c) breach by any party hereto of any representation or warranty contained herein, such failing or breaching party shall be fully liable for any and all losses (excluding consequential damages) incurred or suffered by the other party as a result of such failure or breach; and provided, further, that the provisions of Section 4.13, this Article VI and
Article VII shall survive any termination hereof pursuant to Section 6.01.

                                  Article VII

                               General Provisions

         Section 7.01. Assignment; Successors. (a) This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party (other than, with respect to the Company, by operation of law in connection with the consummation of the Merger) without the prior written consent of the other party hereto. Notwithstanding the foregoing, the Investor may assign its right to purchase the Preferred Stock pursuant to this Agreement and receive delivery of the associated CVRs pursuant to the CVR Agreement to a wholly owned subsidiary of the Investor without the prior written consent of any other party; provided, however, that no assignment shall limit or affect the assignor's obligations hereunder. Any attempted assignment in violation of this Section 7.01 shall be void.

         (b) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns.

         Section 7.02. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

         Section 7.03. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile (upon receipt of confirmation), or if mailed, one day after mailing, as follows:

         (i) if to the Investor,

         Vivendi Universal
         42, Avenue de Friedland
         75380 Paris Cedex 08
         France
         Fax: 33-1-7171-1414

         Attention: Mr. Guillaume Hannezo

         with a copy to:

         Cravath, Swaine & Moore
         Worldwide Plaza
         825 Eight Avenue
         New York, NY 10019
         United States
         Fax: 212-474-3700

         Attention: Faiza J. Saeed, Esq.; and

         (ii) if to the Company,

         EchoStar Communications  Corporation
         5701 South Santa Fe Drive
         Littleton, Colorado 80120
         Fax: 303-723-1699

         Attention: David K. Moskowitz, General Counsel

                  with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, NY 10004

         Attention: Francis J. Aquila and John J. O'Brien

         Section 7.04. Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Annex, Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Annexes, Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Annex, Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Annex, Exhibit or Schedule, such reference shall be to a Section of, or an Annex, Exhibit or Schedule to, this Agreement unless otherwise indicated.

         (b) For all purposes hereof:

         "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

         "control" (including the terms "controlling, "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

         "including" means including, without limitation.

         "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Authority or other entity.

         "subsidiary" of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

         Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         Section 7.06. Entire Agreement. This Agreement, the Non-Disclosure Agreement dated as of December 8, 2001, between the Company and the Investor and the other Investment Transaction Documents, along with the Annexes, Schedules and Exhibits thereto and thereto, contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. None of the parties shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the other Investment Transaction Documents.

         Section 7.07. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         Section 7.08. Consent to Jurisdiction. Each party irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of New York, New York County, (b) the United States District Court for the Southern District of New York and (c) any Colorado state court or federal court sitting in Colorado, for the purposes of any suit, action or other proceeding arising out of this Agreement, any other Investment Transaction Document or any transaction contemplated hereby or thereby. Each party agrees to commence any such action, suit or proceeding in the United States District Court for the Southern District of New York, in the Supreme Court of the State of New York, New York County or in any Colorado state court or federal court sitting in Colorado. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York or Colorado with respect to any matters to which it has submitted to jurisdiction in this Section 7.08. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any other Investment Transaction Document or the transactions contemplated hereby and thereby in (i) the Supreme Court of the State of New York, New York County, (ii) the United States District Court for the Southern District of New York or (iii) in any Colorado state court or federal court sitting in Colorado, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 7.09. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise apply under applicable principles of law thereof.

         Section 7.10. Waiver of Jury Trial. Each party hereby waives to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, any other Investment Transaction Document or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Investment Transaction Document, as applicable, by, among other things, the mutual waivers and certifications in this Section 7.10.

         Section 7.11. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, the Investor, on the one hand, or the Company, on the other hand, may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

         Section 7.12. Specific Performance. The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate, and that, as between the Company and the Investor, any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement as between the Company and the Investor, or prevent any violation hereof, and, to the extent permitted by applicable law, as between the Company the Investor, each party waives any objection to the imposition of such relief.

         Section 7.13. Survival of Representations and Warranties. The parties agree that the representations and warranties of the Company and the Investor contained in this Agreement or in any certificate, document or instrument delivered in connection herewith (other than the representations and warranties of the Company set forth in Section 2.02(c) and 2.02(d)), shall not survive Closing.

         IN WITNESS WHEREOF, the Company and the Investor have duly executed this Agreement as of the date first written above.

                                      ECHOSTAR COMMUNICATIONS CORPORATION,


                                      By  /s/ David K. Moskowitz
                                        ---------------------------------------
                                        Name:  David K. Moskowitz
                                        Title: Senior Vice President
                                               and General Counsel


                                      VIVENDI UNIVERSAL, S.A.,


                                      By  /s/ Jean-Marie Messier
                                        ---------------------------------------
                                        Name:  Jean-Marie Messier
                                        Title: Chairman and Chief
                                               Executive Officer

                                                                      EXHIBIT A


                                    [Form of]
                                  CVR AGREEMENT

                                                                      EXHIBIT A





===============================================================================





                        CONTINGENT VALUE RIGHTS AGREEMENT

                                     between

                      ECHOSTAR COMMUNICATIONS CORPORATION,

                                       and

                             VIVENDI UNIVERSAL, S.A.

                          -----------------------------

                                   Dated as of

                                       /o/

                          -----------------------------




================================================================================

                                TABLE OF CONTENTS


                                                                           Page

                                    Article I

                                Terms of the CVRs

SECTION 1.01.    Issuance and Delivery of the CVRs; Form of CVRs..............1
SECTION 1.02.    Maturity Date; CVR Payment Calculation.......................2
SECTION 1.03.    Roll-Over of the CVRs Upon Consummation of the
                    Merger; Change of Control Transactions During the
                    Protection Period.........................................3
SECTION 1.04.    CVRs Not Transferable........................................5
SECTION 1.05.    Early Termination of CVRs....................................5
SECTION 1.06.    Antidilution.................................................5
SECTION 1.07.    Payment Terms................................................6
SECTION 1.08.    No Interest on CVR Payments..................................6
SECTION 1.09.    Determination that No Payment is Due.........................6


                                   Article II

                                    Covenants

SECTION 2.01.    Payment of Amounts, if any, to Holders of CVRs...............6
SECTION 2.02.    Reservation of Class A Common Shares.........................6
SECTION 2.03.    Antimanipulation.............................................7
SECTION 2.04.    Certain Notices..............................................8


                                   Article III

              Remedies of the Holders of CVRs on Event of Defaults

SECTION 3.01.    Event of Default Defined; Acceleration of Maturity...........8
SECTION 3.02.    Remedies Cumulative; Delay or Omission Not Waiver
                 of Default...................................................9


                                   Article IV

                      Other Change of Control Transactions

SECTION 4.01.    Company May Merge, Etc.......................................10
SECTION 4.02.    Successor Substituted........................................10
SECTION 4.03.    Termination..................................................10

                                    Article V

                               General Provisions

SECTION 5.01.    Notices......................................................11
SECTION 5.02.    Interpretation; Exhibits and Schedules; Certain
                 Definitions..................................................12
SECTION 5.03.    Counterparts.................................................12
SECTION 5.04.    Severability.................................................13
SECTION 5.05.    Governing Law................................................13
SECTION 5.06.    Amendments and Waivers.......................................13

         CONTINGENT VALUE RIGHTS AGREEMENT (this "Agreement") dated as of /o/, between ECHOSTAR COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), and VIVENDI UNIVERSAL, S.A., a societe anonyme organized under the laws of France (the "Investor").

         WHEREAS, pursuant to the Investment Agreement dated as of December 14, 2001 (the "Investment Agreement"), between the Company and the Investor, and as a condition to the willingness of the Investor to enter into the Investment Agreement, the Company has agreed to issue and deliver to the Investor, upon consummation of the transactions contemplated by the Investment Agreement, one contingent value right having the terms set forth in this Agreement (the "CVRs") for each share of Class A common stock, par value $0.01 per share, of the Company ("Class A Common Stock", which term shall include any class of capital stock of the Company into which the Class A Common Stock may be reclassified, converted or exchanged as contemplated by Section 1.06) issuable upon the conversion of shares of Series D mandatorily convertible participating preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock") purchased by the Investor pursuant to the Investment Agreement;

         WHEREAS the Company has duly authorized the creation and issue of the CVRs, and to provide therefor the Company has duly authorized the execution and delivery of this Agreement; and

         WHEREAS, all things necessary have been done to make the CVRs the valid obligations of the Company and to make this Agreement a valid agreement of the Company, in each case in accordance with the terms of this Agreement.


         NOW, THEREFORE, in consideration of the premises and the consummation of the transactions contemplated by this Agreement and the Investment Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   Article I

                                Terms of the CVRs

         SECTION 1.01. Issuance and Delivery of the CVRs; Form of CVRs. Effective upon the consummation of the issuance, sale and delivery of the Preferred Stock to the Investor pursuant to the Investment Agreement, there shall be issued and delivered to the Investor pursuant to this Agreement, without any further action on the part of the Company or the Investor, that number of CVRs as is equal to the number of shares of Class A Common Stock into which the Preferred Stock is convertible as of the closing date of the purchase and sale pursuant to the Investment Agreement (the "Initial CVR Amount"). The CVRs shall be in uncertificated form and shall be evidenced by Schedule I hereto, and the number of CVRs initially indicated on Schedule I shall be equal to the Initial CVR Amount. The number of CVRs indicated on Schedule I as being outstanding and owned by the Investor or its wholly owned subsidiaries shall be adjusted from time to time (i) in accordance with Section 1.04, based on sales of Class A Common Stock by the Investor or its wholly owned subsidiaries and (ii) pursuant to the provisions of Section 1.06. The number of CVRs indicated on Schedule I shall be considered to be "held" by the Investor or its wholly owned subsidiary and "outstanding", notwithstanding the fact that the CVRs are in uncertificated form.

         SECTION 1.02. Maturity Date; CVR Payment Calculation. The Company shall pay to the Investor on the date (the "Maturity Date") that is the earliest to occur of:

               (i) 36 months following the consummation of the merger (the "Merger") provided for in Article I of the Agreement and Plan of Merger dated as of October 28, 2001, by and between the Company and Hughes Electronics Corporation, a Delaware corporation ("Hughes"), as amended as of the date of this Agreement (as it may be amended from time to time, the "Merger Agreement");

               (ii) 30 months following the acquisition by the Company of all of Hughes's indirect equity interests in PanAmSat Corporation, a Delaware corporation ("PanAmSat"), pursuant to the terms of the Stock Purchase Agreement dated as of October 28, 2001, among the Company, Hughes, Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc. and Hughes Communications, Inc. (as it may be amended from time to time, the "PanAmSat Stock Purchase Agreement"); or

               (iii) 30 months following the termination of the Merger Agreement and the termination of the PanAmSat Stock Purchase Agreement (with (a) any termination of the PanAmSat Stock Purchase Agreement by the Company upon written notice to the other parties thereto in accordance with the terms thereof being deemed a termination thereof, (b) any termination of the PanAmSat Stock Purchase Agreement by mutual agreement of Hughes and the Company in accordance with the terms thereof being deemed a termination thereof and (c) any purported termination of the PanAmSat Stock Purchase Agreement by Hughes upon written notice to the Company in accordance with the terms thereof being deemed a termination thereof, unless as promptly as practicable after the Company's receipt of Hughes's notice purporting to terminate the PanAmSat Stock Purchase Agreement, the Company notifies Hughes in writing that it objects to such purported termination, in which case such purported termination shall not be deemed a termination of the PanAmSat Stock Purchase Agreement hereunder until the earliest to occur of (1) the date on which Company notifies Hughes in writing that the Company is no longer contesting such purported termination, (2) the date on which a court of competent jurisdiction issues a final, non-appealable order to the effect that Hughes's purported termination was in accordance with the terms of the PanAmSat Stock Purchase Agreement and (3) the date that is 30 months after the date of Hughes's written notice purporting to terminate the PanAmSat Stock Purchase Agreement)

(such 30- or 36-month period, as applicable, being referred to as the "Protection Period"), for each outstanding CVR held by the Investor and its wholly owned subsidiaries on the Maturity Date, the amount (payable as set forth in Section 1.07), if any, as determined by the Company, by which (x) the Reference Price (as defined below) exceeds (y) the Volume Weighted Average Price (as defined below) of Class A Common Stock for the 20 trading days ended five trading days prior to the Maturity Date (the "20-Day Average Price"); provided, however, that the maximum payment in respect of each CVR shall be (i) if on or prior to the Maturity Date, the Merger has been consummated, an amount equal to 15% of the Reference Price and (ii) if on the Maturity Date, the Merger has not been consummated, an amount equal to 35% of the Reference Price (such 15% amount or 35% amount, as applicable, the "Payment Cap"), and, upon the payment in full of any such amount, all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. Such determination by the Company absent manifest error shall be final and binding on the Company and the Investor. The term "Reference Price" shall mean $26.0395, which amount shall be subject to adjustment from time to time as set forth in
Section 1.06, and all references in this Agreement, whether or not expressly so stated, shall be to the Reference Price then in effect. The term "Volume Weighted Average Price" shall mean, with respect to the Class A Common Stock on any trading day, the volume weighted average price per share for the regular trading session (defined as 9:30 a.m. through 4:00 p.m., Eastern Time) during such trading day, as published by Bloomberg (or its successor corporation) on page "AQR"(or its successor page), or if not published by Bloomberg (or its successor corporation), on such national securities market or exchange upon which the volume weighted average price per share for the Class A Common Stock is reported for such trading day, or if the volume weighted average price per share for the Class A Common Stock is not reported on a national securities market or exchange for such trading day, as determined in good faith by the board of directors of the Company.

         SECTION 1.03. Roll-Over of the CVRs Upon Consummation of the Merger; Change of Control Transactions During the Protection Period. (a) Roll-Over Upon Merger. Upon consummation of the Merger, this Agreement and the CVRs shall become obligations of the surviving corporation in the Merger (the "Surviving Corporation"), and at all times thereafter all references herein (i) to Class A Common Stock, shall be deemed to be references to the Class A common stock, par value $0.01 per share, of the Surviving Corporation into which each share of Class A Common Stock shall be converted at the effective time of the Merger and
(ii) to the Company, shall be to the Surviving Corporation.

     (b) Change of Control Transactions; Acceleration Election. If at any time during the Protection Period the Company proposes to enter into a Change of Control Transaction (as defined below), the Company shall, as soon as practicable following the first public disclosure of such Change of Control Transaction but in no event less than five business days prior to the consummation thereof (or such lesser period as the Company has knowledge of the proposed consummation), provide written notice to the Investor of its intention to enter into such Change of Control Transaction, which notice shall specify the date on which such Change of Control Transaction is expected to be consummated. If the Investor so elects by providing written notice (an "Acceleration Election") to the Company no more than two business days prior to the expected date of consummation of such Change of Control Transaction (as specified in the Company's notice to the Investor), the Company shall pay to the Investor on the date of consummation of such Change of Control Transaction (the "Change of Control Date"), for each outstanding CVR held by the Investor and its wholly owned subsidiaries on the Change of Control Date, the amount (payable as set forth in Section 1.07), if any, as determined by the Company, by which (x) the Reference Price exceeds (y) the 20-Day Average Price (with the 20-Day Average Price calculated as if the Change of Control Date were the Maturity Date), subject to the Payment Cap, and, upon the payment in full of any such amount, all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. Such determination by the Company absent manifest error shall be final and binding on the Company and the Investor. If the Investor does not make an Acceleration Election, the terms of Article IV shall, if applicable, apply by their terms to such Change of Control Transaction. The term "Change of Control Transaction" shall mean any merger, consolidation, tender offer, statutory share exchange or sale, lease or transfer of all or substantially all of the Company's assets or similar transaction or group of related transactions, in each case to which the Company is a party (or, in the case of a tender offer, in which capital stock of the Company is the subject security), the consummation of which results in a Change of Control (as defined below); provided that (a) neither the Merger nor any of the transactions provided for by the Merger Agreement or the other Transaction Agreements (as such term is defined in the Implementation Agreement dated as of October 28, 2001, among the Company, Hughes and General Motors Corporation, a Delaware corporation, as amended as of the date of this Agreement and as it may be amended from time to time), shall constitute a Change of Control Transaction; and (b) the consummation of the transactions contemplated by the PanAmSat Stock Purchase Agreement, including any issuance of shares of Class A Common Stock in connection therewith, shall not constitute a Change of Control Transaction. The term "Change of Control" shall mean (a) any transaction or series of related transactions (including a tender offer, merger or consolidation) the result of which is that holders of outstanding voting capital stock of the Company immediately prior to such transaction or series of related transactions hold, directly or indirectly, capital stock of the surviving person in such transaction or series of related transactions (or any ultimate parent thereof) representing less than 50% of the voting power in the election of members of the board of directors (or comparable governing body) of all outstanding capital stock of such surviving person (or such ultimate parent) immediately after such transaction or series of related transactions; or (b) the sale, lease or transfer of all or substantially all of the Company's assets to any "person" or "group", within the meaning of Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than to any subsidiary or subsidiaries of the Company.

         SECTION 1.04. CVRs Not Transferable. The CVRs shall not be transferable other than from the Investor to a wholly owned subsidiary of the Investor or from a wholly owned subsidiary of the Investor to the Investor or another wholly owned subsidiary of the Investor. Upon the sale, transfer or other disposition by the Investor or a wholly owned subsidiary of the Investor (other than to the Investor or a wholly owned subsidiary of the Investor) of any shares of Class A Common Stock that were issued upon the conversion of shares of Preferred Stock or upon consummation of the Merger, that number of CVRs as is equal to the number of shares of Class A Common Stock so sold, transferred or otherwise disposed of shall thereupon automatically terminate and become null and void, and the Investor (or such wholly owned subsidiary) shall have no further rights with respect thereto.

         SECTION 1.05. Early Termination of CVRs. If the Volume Weighted Average Price of the Class A Common Stock exceeds 120% of the Reference Price on each trading day for 90 consecutive calendar days (x) if the event the occurrence of which caused the Protection Period to commence was the consummation of the Merger in accordance with Section 1.02(i), at any time during the 30-month period beginning on the date that is six months after the date on which the Merger was consummated and ending on the Maturity Date and (y) if the commencement of the Protection Period was caused by the occurrence of the events listed in either Section 1.02(ii) or Section 1.02(iii), at any time during the Protection Period, in either such case all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto.

         SECTION 1.06. Antidilution. If the Company shall at any time (whether before or after consummation of the Merger) in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the number of outstanding shares of Class A Common Stock or effect a merger, consolidation, statutory share exchange or other similar transaction in which shares of Class A Common Stock are reclassified, converted into or exchanged for a different number of shares of Class A Common Stock or shares of capital stock of a different class, the number of outstanding CVRs shall thereupon automatically be similarly subdivided, combined or changed and the Reference Price shall thereupon automatically be appropriately adjusted (in the case of a merger, consolidation, statutory share exchange or other similar transaction, based on the relevant exchange ratio). Upon consummation of the Merger, the number of outstanding CVRs and the Reference Price will automatically be adjusted to reflect the exchange of Class A Common Stock for Class A Common Stock of the Surviving Corporation based on the following formulas:

          (i) the number of CVRs shall be adjusted by multiplying the number of outstanding CVRs immediately prior to the consummation of the Merger by the Class A Exchange Ratio (as such term is defined in the Merger Agreement); and

          (ii) the Reference Price shall be adjusted by dividing the Reference Price in effect immediately prior to the consummation of the Merger by the Class A Exchange Ratio (as such term is defined in the Merger Agreement).

         SECTION 1.07. Payment Terms. Payments of any amounts in respect of the CVRs shall be made, in the Company's sole discretion, subject to Section 2.02,
(i) in cash by wire transfer of immediately available funds to a bank account designated in writing by the Investor, (ii) by the issuance and delivery to the Investor of the number of shares of Class A Common Stock obtained by dividing
(x) the payment amount by (y) the product of (I) the 20-Day Average Price applicable to such payment and (II) 0.95 or (iii) in cash and shares of Class A Common Stock (with the number of shares of Class A Common Stock to be issued and delivered being determined by subtracting from the total payment amount the amount paid in cash and dividing that amount by the product of (I) the 20-Day Average Price applicable to such payment and (II) 0.95). No fractional shares of Class A Common Stock shall be issued to any holder of CVRs in respect of any payment made in the form of shares of Class A Common Stock. Instead of any fractional shares of Class A Common Stock that would otherwise be issuable to any such holder, the Company shall pay to such holder in respect of such fractional interest in an amount in cash equal to the product of (x) such fractional interest and (y) the 20-Day Average Price applicable to such payment.

         SECTION 1.08. No Interest on CVR Payments. Other than in the case of interest on the Default Amount (as defined in Section 3.01) with respect to any CVR, which shall be calculated in accordance with Section 3.01, no interest shall accrue on any amounts payable with respect to the CVRs.

         SECTION 1.09. Determination that No Payment is Due. If the Company determines that no amount is payable with respect to the CVRs to the holders thereof on the Maturity Date, the Change of Control Date (if an Acceleration Election shall have been made by the Investor with respect thereto) or the Default Payment Date (as defined in Section 3.01), as the case may be, the Company shall give written notice of such determination to the Investor. Upon making such determination, absent manifest error, the CVRs and this Agreement shall terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. The failure to give such notice or any defect therein shall not affect the validity of such determination.

                                   Article II

                                    Covenants

         SECTION 2.01. Payment of Amounts, if any, to Holders of CVRs. The Company will duly and punctually pay the amounts, if any, in the manner provided for in Section 1.07, payable with respect to the CVRs in accordance with the terms of this Agreement.

         SECTION 2.02. Reservation of Class A Common Shares. The Company shall be permitted to pay any amounts in respect of CVRs in shares of Class A Common Stock pursuant to Section 1.07 only if it has reserved for issuance and delivery upon maturity or early settlement of the CVRs such number of shares of Class A Common Stock as shall be issuable upon maturity or early settlement of the CVRs. All such shares of Class A Common Stock shall be duly authorized and, when issued, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances, and will not have been issued in violation of any preemptive or similar rights.

         SECTION 2.03. Antimanipulation. (a) During the period commencing 180 calendar days prior to the Maturity Date and ending on the date that is 30 trading days prior to the Maturity Date (the "Limited Sale Period"), in addition to any restrictions on sales arising under the federal securities laws or other applicable laws, the Investor shall not, and shall not permit any of its subsidiaries or controlled affiliates to, sell (including any constructive sale by means of a hedging, derivative or similar transaction) shares of Class A Common Stock (i) on any trading day (x) on which the opening bid with respect to the Class A Common Stock is lower than the closing price on the preceding trading day by 2% or more or $0.50 or more, whichever is more restrictive or (y) in an amount greater than the sum of (I) 3.75% of the trading volume of the Class A Common Stock on the preceding trading day and (II) 3.75% of the trading volume of the Class A Common Stock during the first half of the trading day on the date of sale or (ii) during the last hour of trading on any trading day. In addition, all sales of Class A Common Stock by the Investor and its subsidiaries and controlled affiliates during the Limited Sale Period (i) shall comply with the volume limitations required by Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), (ii) shall be effected by means of "brokers' transactions" (as such term is used in Rule 144 under the Securities Act), (iii) shall not constitute the opening transaction in the security on any trading day and (iv) shall not be at a price that is less than the prevailing market price (the lowest current independent published bid).

     (b) During the period commencing 30 trading days prior to the Maturity Date and ending on the Maturity Date (the "Restricted Period"), (i) the Investor shall not, and shall not permit any of its subsidiaries or controlled affiliates to, sell (including any constructive sale by means of a hedging, derivative or similar transaction), in open market transactions, privately negotiated transactions or otherwise, any Class A Common Stock and (ii) the Company shall not, and shall not permit any of its subsidiaries or controlled affiliates to, repurchase or redeem (or publicly announce an intention or plan to repurchase or redeem), or otherwise acquire, in open market purchases, privately negotiated transactions or otherwise, any Class A Common Stock or Class C common stock, par value $0.01 per share, of the Surviving Corporation (the "Class C Common Stock"), or any securities convertible into or exchangeable for, Class A Common Stock or Class C Common Stock, other than privately negotiated repurchases or redemptions of Class C Common Stock.

         (c) Notwithstanding anything to the contrary in this Section 2.03, the Investor and its affiliates shall be permitted to sell Class A Common Stock (i) during the Restricted Period or (ii) in an amount greater than that permitted during the Limited Sale Period, in each case if the Investor gives the Company at least 3 business days prior notice of its intention to do so. Upon the first to occur of any sales that are the subject of such notice or any such sales for which notice is not provided in violation of this Section 2.03(c), all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto.

         SECTION 2.04. Certain Notices. (a) Subject to Section 2.03(c), as soon as practicable after the Investor or any of its wholly owned subsidiaries has sold, transferred or otherwise disposed of any Class A Common Stock, the Investor shall inform the Company of such sale, transfer or other disposition by written notice in substantially the form attached as Exhibit A hereto. Schedule I hereto shall thereupon be adjusted to reduce the number of outstanding CVRs in accordance with Section 1.04.

         (b) Whenever an adjustment is made pursuant to Section 1.06, the Company shall promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and shall as promptly as practicably thereafter deliver such certificate to the Investor. Any such adjustment absent manifest error shall be final and binding on the Company and the Investor. Schedule I hereto shall thereupon be adjusted to indicate the number of outstanding CVRs after giving effect to such subdivision, combination or change, and to indicate the Reference Price then in effect.

         (c) If an early termination of the CVRs occurs pursuant to, and in accordance with, the provisions of Section 1.05, the Company shall promptly provide the Investor with written notice of such occurrence, together with all information reasonably necessary for the Investor to confirm such occurrence.

         (d) Notwithstanding anything to the contrary in this Section 2.04, any reduction in the number of outstanding CVRs in accordance with Section 1.04, any adjustment to the number of outstanding CVRs or the Reference Price in accordance with Section 1.06, or any early termination of the CVRs in accordance with Section 1.05 shall, in each case, automatically occur upon the happening of the event giving rise to such reduction, adjustment or termination, regardless of whether the Company has received or given notice of such event or revised
Schedule I as provided for in this Section 2.04.

                                  Article III

              Remedies of the Holders of CVRs on Event of Defaults

         SECTION 3.01. Event of Default Defined; Acceleration of Maturity. "Event of Default", with respect to CVRs, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) the Company shall default in the payment of all or any part of the amounts payable in respect of the CVRs as and when the same shall become due and payable either at the Maturity Date, or the Change of Control Date or otherwise; or

          (b) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the

     Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 days; or

          (c) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default occurs and is continuing, then, and in each and every such case, unless all of the CVRs shall have already become due and payable or have expired or terminated, the Investor by notice in writing to the Company may declare all CVRs then outstanding to be due and payable immediately (the date of such notice being the "Default Payment Date"), and upon any such declaration the Default Amount (as defined below) for each such CVR shall become immediately due and payable and, thereafter, shall bear interest, calculated at the interest rate from time to time announced by Citibank, N.A., as its prime rate plus 2%, until payment is made to the Investor on behalf of the holders of all CVRs then outstanding, and, upon the payment in full of any such amount, all of the CVRs then outstanding and this Agreement shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto, and the holders thereof and the parties hereto shall have no further rights with respect thereto or hereto. The term "Default Amount" shall mean (i) with respect to an Event of Default described in clause (a) of the first sentence of this
Section 3.01, the amount (payable as set forth in Section 1.07) that shall have become due and payable at the Maturity Date or the Change of Control Date, as the case may be and (ii) with respect to an Event of Default described in clauses (b) or (c) of the first sentence of this Section 3.01, the amount (payable as set forth in Section 1.07), if any, as determined by the Company (which determination absent manifest error shall be final and binding on the Company and the Investor), by which (x) the Reference Price exceeds (y) the 20-Day Average Price (with the 20-Day Average Price calculated as if the Default Payment Date were the Maturity Date), subject to the Payment Cap.

         SECTION 3.02. Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon the Investor is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Investor to exercise any right or power accruing upon any Event of Default occurring and continuing as set forth in Section 3.01 shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein.

                                   Article IV

                      Other Change of Control Transactions

         SECTION 4.01. Company May Merge, Etc. (a) If at any time prior to the beginning of the Protection Period the Company proposes to enter into a Change of Control Transaction in which the capital stock of the Company is exchanged for or changed into other stock or securities or the Investor does not make an Acceleration Election pursuant to Section 1.03 in connection with a Change of Control Transaction during the Protection Period, the Company shall not consummate such Change of Control Transaction, unless:

          (i) the surviving person in such Change of Control Transaction, or any ultimate parent thereof, if not the Company (the "Surviving Person"), is a corporation, partnership or trust organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and expressly assumes the obligation to pay all amounts payable in respect of the CVRs and the performance of every covenant of this Agreement on the part of the Company to be performed or observed;

          (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Surviving Person, the Company or any subsidiary of the Surviving Person or the Company as a result of such transaction as having been incurred by the Surviving Person, the Company or such subsidiary at the time of such transaction, no Event of Default shall have happened and be continuing; and

          (iii) the Company has delivered to the Investor a certificate signed by the chief executive officer or the chief financial officer of the Company in his or her capacity as such an officer stating that such Change of Control Transaction complies with this Article IV and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (b) Nothing in this Section 4.01 shall affect the right of the Investor to make an Acceleration Election pursuant to Section 1.03 with respect to any Change of Control Transaction proposed during the Protection Period, and, if the Investor does not make such an Acceleration Election, the provisions of Section
1.06 shall apply to such Change of Control Transaction in accordance with their terms.

         SECTION 4.02. Successor Substituted. Upon the consummation of any Change of Control Transaction in accordance with Section 4.01 in which the Company is not the surviving person in such Change of Control Transaction or the ultimate parent thereof, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if the Surviving Person had been named as the Company herein and, thereafter, the predecessor person shall be relieved of all obligations and covenants under this Agreement and the CVRs.

         SECTION 4.03. Termination. This Agreement shall terminate and be of no further force and effect without any further action on the part of any party hereto automatically upon the termination of all outstanding CVRs in accordance with the terms hereof.

                                   Article V

                               General Provisions

         SECTION 5.01. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:


        (i)      if to the Investor,

                 Vivendi Universal
                 42, Avenue de Friedland
                 75380 Paris Cedex 08
                 France
                 Fax: 33-1-7171-1414

                 Attention: Mr. Guillaume Hannezo

         with a copy to:

                 Cravath, Swaine & Moore
                 Worldwide Plaza
                 825 Eight Avenue
                 New York, NY 10019
                 United States
                 Fax: 212-474-3700

                 Attention: Faiza J. Saeed, Esq.; and

         (ii) if to the Company,

                 EchoStar Communications Corporation
                 5701 South Sante Fe Drive
                 Littleton, CO  80120
                 Fax:  303-723-1699

                 Attention: David K. Moskowitz, General Counsel with a copy to:

                 Sullivan & Cromwell
                 125 Broad Street
                 New York, NY 10004
                 Fax:  212-558-3588

                 Attention:  Francis J. Aquila and John J. O'Brien

         SECTION 5.02. Interpretation; Exhibits and Schedules; Certain Definitions. (a) The headings contained in this Agreement, in any Annex, Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Annexes, Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Annex, Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Annex, Exhibit or Schedule, such reference shall be to a Section of, or an Annex, Exhibit or Schedule to, this Agreement unless otherwise indicated.

         (b) For all purposes hereof:

         "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

         "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

         "including" means including, without limitation.

         "person" means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "subsidiary" of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

         SECTION 5.03. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         SECTION 5.04. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         SECTION 5.05. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise apply under applicable principles of law thereof.

         SECTION 5.06. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, the Investor, on the one hand, or the Company, on the other hand, may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

         IN WITNESS WHEREOF, the Company and the Investor have duly executed this Agreement as of the date first written above.

                                      ECHOSTAR COMMUNICATIONS
                                        CORPORATION,



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      VIVENDI UNIVERSAL, S.A.,



                                      By:
                                           ------------------------------------
                                           Name
                                           Title:

                                                                      EXHIBIT A

                             FORM OF NOTICE OF SALE

         On [insert date], the Investor sold [insert number] shares of Class A Common Stock, which shares were issued to the Investor upon the conversion of shares of Preferred Stock or upon consummation of the Merger. The number of CVRs held by the Investor as indicated on Schedule I to the Contingent Value Rights Agreement dated as of /o/, between EchoStar Communications Corporation and Vivendi Universal, S.A. (the "CVR Agreement") should, accordingly, be reduced by the number of shares of Class A Common Stock indicated above as having been sold, in accordance with Section 1.04 of the CVR Agreement. Terms used but not defined herein have the meanings ascribed thereto in the CVR Agreement.

                                          Very truly yours,

                                          VIVENDI UNIVERSAL, S.A.,

                                          by
                                             ----------------------------------
                                              Name:
                                              Title:

                                                                     SCHEDULE I


                                OUTSTANDING CVRs

I.    Initial CVR Amount:  57,604,790



II.   Adjustments

                                        Number of
                                        Shares of
Adjustments for         Date of          Class A           Adjustments          Number of
Sales of Class A       Notice of          Common           Pursuant to             CVRs          Reference
  Common Stock           Sale           Stock Sold         Section 1.06         Outstanding        Price
----------------       ---------        ----------         ------------         -----------      ---------




                                                                      EXHIBIT B


                                    [Form of]
                          REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT B

================================================================================



















                          REGISTRATION RIGHTS AGREEMENT

                                     between

                      ECHOSTAR COMMUNICATIONS CORPORATION,

                                       and

                             VIVENDI UNIVERSAL, S.A.

                          -----------------------------

                                   Dated as of

                                       /o/

                          -----------------------------





================================================================================

                                TABLE OF CONTENTS


                                                                            Page



                                    ARTICLE I

                                   Definitions

SECTION 1.01.           Definitions..........................................1


                                   ARTICLE II

                               Registration Rights

SECTION 2.01.           Piggy-Back Registration..............................4
SECTION 2.02.           Demand Registration..................................6
SECTION 2.03.           Other Matters in Connection with Registrations.......7
SECTION 2.04.           Certain Delay Rights.................................7
SECTION 2.05.           Expenses.............................................9
SECTION 2.06.           Registration and Qualification.......................9
SECTION 2.07.           Underwriting........................................12
SECTION 2.08.           Indemnification and Contribution....................13
SECTION 2.09.           Holdback Agreements.................................15
SECTION 2.10.           Priority Rights of Holders..........................16
SECTION 2.11.           Holder Covenants....................................16
SECTION 2.12.           Termination.........................................17


                                   ARTICLE III

                                  Miscellaneous

SECTION 3.01.           Amendments and Waivers..............................17
SECTION 3.02.           Notices.............................................17
SECTION 3.03.           Interpretation......................................18
SECTION 3.04.           Severability........................................19
SECTION 3.05.           Counterparts........................................19
SECTION 3.06.           Entire Agreement; No Third-Party Beneficiaries......19
SECTION 3.07.           Governing Law.......................................19
SECTION 3.08.           Assignment..........................................19
SECTION 3.09.           Enforcement.........................................19

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of /o/, between ECHOSTAR COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"), and the Holders, as defined herein.

         WHEREAS, pursuant to the Investment Agreement dated as of December 14, 2001 (the "Investment Agreement"), between the Company and Vivendi Universal, S.A., a societe anonyme organized under the laws of France (the "Investor"), and as a condition to the willingness of the Investor to consummate the transactions contemplated by the Investment Agreement, the Company has agreed to grant to the Holders (as defined below) certain registration rights with respect to their respective Registrable Securities (as defined below).

         NOW, THEREFORE, in consideration of the premises and the consummation of the transactions contemplated by this Agreement and the Investment Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  Definitions

SECTION 1.01. Definitions.

         The following terms, when used in this Agreement, shall have the following meanings:

         "affiliate" of any person means another person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first person.

         "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of that board.

         "Class A Common Stock" means the Class A common stock, par value $0.01 per share, of the Company.

         "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

         "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

         "CVR Agreement" means the Contingent Value Rights Agreement dated as of /o/, between the Company and the Investor.

         "Demand Registration" has the meaning ascribed thereto in Section 2.02(a)(i).

         "Demand Request" has the meaning ascribed thereto in Section 2.02(a).

         "Disadvantageous Condition" has the meaning ascribed thereto in Section 2.04.

         "Effective Period" means the period from the date on which the Merger Agreement is terminated in accordance with its terms until the first date on which all Registrable Securities are eligible for sale in their entirety pursuant to Rule 144 in a 150-day period, based on the then average trading volume of such Registrable Securities.

         "Governmental Authority" means any federal, state or local court or governmental or regulatory agency or authority or applicable stock exchange or trading market.

         "Holder" means a person who owns Registrable Securities and is:

          (i) the Investor;

          (ii) a wholly owned subsidiary of the Investor; or

          (iii) any transferee which has acquired from the Investor or a wholly owned subsidiary of the Investor (x) Class A Common Stock that represented 20% or more of the Class A Common Stock issuable upon conversion of all the Preferred Stock (defined below) on the date of issuance of such Preferred Stock, as adjusted for stock splits, combinations, subdivisions and other similar changes to the capital structure of the Company; plus, at any time after the Maturity Date, the Change of Control Date or the Default Payment Date, as applicable (each as defined in the CVR Agreement) (y) at least 20% of the Class A Common Stock, if any, issued pursuant to the settlement of the contingent value rights issued pursuant to the CVR Agreement (the "CVRs").

         "Inspectors" has the meaning ascribed thereto in Section 2.06(h).

         "Investment Agreement" has the meaning ascribed thereto in the recitals of this Agreement.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1934 Act" or "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of October 28, 2001, by and between the Company and Hughes Electronics Corporation, a Delaware corporation, as it may be amended from time to time.

         "person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

         "Piggy-back Registration" has the meaning ascribed thereto in Section 2.01(a).

         "Preferred Stock" means the Series D mandatorily convertible participating preferred stock, par value $0.01 per share, issued pursuant to the Investment Agreement.

         "Records" has the meaning ascribed thereto in Section 2.06(h).

         "Registrable Securities" means Class A Common Stock (x) issued or issuable upon conversion of any Preferred Stock issued pursuant to the transactions contemplated by the Investment Agreement, or (y) Class A Common Stock issued pursuant to the settlement of the CVRs pursuant to the CVR Agreement.

         As used in this definition of Registrable Securities, (A) the term "Class A Common Stock" shall include any shares of stock or other securities into which or for which shares of Class A Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Class A Common Stock (or such shares of stock or other securities into which or for which shares of Class A Common Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event and (B) the term "Preferred Stock" shall include any shares of stock or other securities into which or for which shares of Preferred Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Preferred Stock (or such shares of stock or other securities into which or for which shares of Preferred Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

         As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities as soon as (A) such Registrable Securities have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission in accordance with this Agreement and declared effective under the 1933 Act, (B) based on an opinion of counsel reasonably acceptable to the Company and the Holder of such Registrable Securities, such Registrable Securities are eligible for sale in their entirety pursuant to Rule 144 in a 150-day period, based on the then average trading volume of such Registrable Securities, (C) such Registrable Securities shall have been otherwise sold, transferred or disposed of by a Holder to any person that is not a Holder or (D) such Registrable Securities shall have ceased to be outstanding.

         "Registration Expenses" means any and all expenses incident to the Company's performance of or compliance with the provisions of this Agreement, including (i) the fees, disbursements and expenses of the Company's counsel and accountants (including in connection with the delivery of opinions and comfort letters); (ii) all expenses and fees of compliance with securities and blue sky laws; (iii) all expenses and fees, including filing fees, in connection with the preparation, printing and filing of one or more registration statements (and amendments thereto) pursuant to this Agreement; (iv) the cost of producing or printing any agreements among underwriters and underwriting agreements and any blue sky memoranda and legal investment memoranda; (v) the expenses and fees, including filing fees, incident to securing any required review by the National Association of Securities Dealers, Inc. of the Registrable Securities to be disposed of or the terms of any disposition of Registrable Securities; (vi) all fees and expenses payable in connection with the quotation of any Registrable Securities on any automated interdealer quotation system or the listing of any Registrable Securities on any securities exchange on which the Class A Common Stock is then quoted or listed; (vii) all transfer agents' and registrars' expenses and fees in connection with any offering or disposition of Registrable Securities; (viii) all security engraving and security printing expenses; (ix) all messenger and delivery expenses and fees; provided, however, that Registration Expenses shall exclude (w) all transfer taxes, if any, relating to the sale or disposition of the Registrable Securities; (x) all underwriting discounts and underwriting commissions, if any, in connection with the sale of any Registrable Securities;
(y) the fees and expenses of counsel and other advisors for any Holder and (z) all out-of-pocket expenses of the underwriters, if any, including fees and expenses of counsel for the underwriters.

         "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the 1933 Act.

         "Section 2.04 Period" has the meaning ascribed thereto in Section 2.04.

         "Section 2.06(e) Period" has the meaning ascribed thereto in Section 2.06(e).

         "Selling Holder" means any Holder who sells Registrable Securities pursuant to a public offering registered pursuant to this Agreement.

         Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                               Registration Rights

         SECTION 2.01. Piggy-Back Registration. (a) Whenever during the Effective Period the Company shall propose to file a registration statement under the 1933 Act relating to its Class A Common Stock (other than pursuant to a registration statement on Form S-4 (or any other registration statement registering shares to be issued in a merger, consolidation, acquisition or similar transaction) or Form S-8 or any successor forms, or an offering of securities in connection with an exchange offer to existing stockholders or otherwise pursuant to a dividend reinvestment plan, stock purchase plan or other employee benefit plan), whether or not for its own account, the Company shall
(i) provide a written notice at least 30 days prior to the filing thereof to each Holder, specifying the approximate date on which the Company proposes to file such registration statement and advising such Holder of its right to have any or all (subject to Section 2.01(b)) of the Registrable Securities held by such Holder included among the securities to be covered thereby and (ii) at the written request of any such Holder received by the Company within 20 days after the date of such written notice from the Company, include (subject to Section 2.01(b) and such Holder's compliance with Section 2.11(c)) among the securities covered by such registration statement the number of Registrable Securities that such Holder shall have requested be so included (a "Piggy-back Registration"). The Company shall require the lead or managing underwriter, if any, of any proposed underwritten offering to permit the Holders of Registrable Securities requested to be covered by the registration statement for such offering to include (subject to Section 2.01(b) and such Holder's compliance with Section 2.11(c)) such securities in such offering on the same terms and subject to the same conditions as any similar securities included therein; provided, however, that the Company shall not be required under this Section 2.01(a) to use any efforts to cause any lead or managing underwriter of any such offering to permit any such Holder to include any such securities in such offering unless such Holder accepts the terms of any underwriting agreed upon between the Company (and any other Holder whose securities are included in such offering) and such underwriter (and any other underwriter) and performs such Holder's obligations thereunder.

         (b) Each Holder of Registrable Securities desiring to participate in a Piggy-back Registration may include shares of Class A Common Stock in any registration statement relating to such offering to the extent that the inclusion of such shares of Class A Common Stock shall not reduce the number of shares of Class A Common Stock to be offered and sold by the Company pursuant thereto. If the Company or lead or managing underwriter for an underwritten offering pursuant to Section 2.01(a) determines that marketing factors require a limitation on the number of shares of Class A Common Stock to be offered and sold by the stockholders of the Company in such offering, there shall be included in the offering only that number of shares of Class A Common Stock of stockholders of the Company that the Company or such lead or managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering of all the shares of Class A Common Stock that the Company desires to sell for its own account (including a material reduction in the price per share of the shares of Class A Common Stock to be sold).

         In such event, and provided the lead or managing underwriter has so notified the Company in writing (if applicable), the number of shares of Class A Common Stock to be offered and sold by stockholders of the Company, including Holders of Registrable Securities desiring to participate in such offering, shall be allocated among such stockholders of the Company pro rata on the basis of the relative number of shares requested to be included therein by each such stockholder.

         (c) Nothing in this Section 2.01 shall create any liability on the part of the Company to the Holders of Registrable Securities if the Company for any reason should decide not to file a registration statement proposed to be filed pursuant to Section 2.01(a) or to withdraw a registration statement filed pursuant to Section 2.01(a) subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice under this Section 2.01 or otherwise; provided that the Investor shall be entitled to initiate or continue such registration as a Demand Registration pursuant to Section 2.02 following such failure to file or withdrawal to the extent that such registration by the Investor would otherwise satisfy the requirements of Section 2.02 and provided further that the Company shall be obligated to pay all Registration Expenses to the extent incurred in connection with any such registration statement proposed to be filed or withdrawn subsequent to its filing.

         (d) A request by Holders to include Registrable Securities in a proposed underwritten offering pursuant to Section 2.01(a) shall not be deemed to be a request for a Demand Registration.

         SECTION 2.02. Demand Registration. (a) Upon written notice to the Company from the Investor at any time during the Effective Period (the "Demand Request") requesting that the Company effect the registration under the 1933 Act of any or all of the Registrable Securities held by the Investor or any other Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall prepare and, as promptly as is practicable, and in any event within 60 days after such request, file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to be declared effective under the 1933 Act for purposes of dispositions in accordance with the intended method or methods of disposition stated in such request. Notwithstanding any other provision of this Agreement to the contrary:

          (i) the Investor may exercise its rights to request registration in respect of Registrable Securities held by the Investor or any other Holder under this Section 2.02(a) on not more than four occasions (each such registration being referred to herein as a "Demand Registration"); and

          (ii) the Company shall not be required to effect more than one Demand Registration in any calendar year.

         (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by the Investor pursuant to this
Section 2.02 shall not be deemed to have been effected, and, therefore, not requested and the rights of the Investor shall be deemed not to have been exercised for purposes of Section 2.02(a), (i) if the Investor has not received notice (confirmed by the Commission) that such Demand Registration has become effective under the 1933 Act or (ii) if such Demand Registration, after it became effective under the 1933 Act, was not maintained effective under the 1933 Act (other than as a result of any stop order, injunction or other order or requirement of the Commission or other Governmental Entity solely on the account of a material misrepresentation or omission of the Investor) for at least 120 days (or such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable)).

         The time periods referred to in the preceding sentence shall be extended, with respect to any Demand Registration, by the number of days in any
Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration.

         If a Demand Request is made by the Investor during the Effective Period but the related Demand Registration shall be deemed not to have been exercised under the circumstances set forth in this Section 2.02(b), then the Investor shall be deemed not to have used one of its rights to request a Demand Registration under this Section 2.02 and shall continue to have such right.

         (c) The Company shall have the same rights to piggy-back any shares of Class A Common Stock on a Demand Registration initiated pursuant to this Section
2.02 as a Holder of Registrable Securities would have in a Piggy-back Registration, and other stockholders of the Company may exercise any piggy-back registration rights granted to them by the Company with respect to such Demand Registration; provided however, that notwithstanding anything to the contrary in this Agreement, if the lead or managing underwriter referred to in Section 2.03 determines that marketing factors require a limitation on the number of shares of Class A Common Stock to be offered and sold pursuant to such Demand Registration, there shall be included in the offering only that number of shares of Class A Common Stock that such lead or managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering (including a material reduction in the price per share of the Registrable Securities to be sold). In such event, the shares of Class A Common Stock to be included in such Demand Registration shall be apportioned (i) first, to any Registrable Securities that the Holders propose to sell in such Demand Registration, pro rata among such Holders on the basis of the relative number of Registrable Securities requested to be included therein by each such Holder, (ii) second, to any Class A Common Stock that the Company proposes to sell in such Demand Registration and (iii) third, among any shares of Class A Common Stock that other stockholders of the Company propose to sell in such Demand Registration, pro rata among such stockholders on the basis of the relative number of shares requested to be included therein by each such stockholder.

         SECTION 2.03. Other Matters in Connection with Registrations. In the event that any Demand Registration shall involve, in whole or in part, an underwritten offering, the Investor shall have the right to designate an underwriter or underwriters as the lead or managing underwriter or underwriters of such underwritten offering, subject to the approval of Company, which approval shall not be unreasonably withheld.

         SECTION 2.04. Certain Delay Rights. Notwithstanding any other provision of this Agreement to the contrary, if at any time while a registration statement relating to a Piggy-back Registration or a Demand Registration is effective, the Company provides written notice to each Holder of Registrable Securities covered by any such registration statement that the Board of Directors has determined, in its reasonable business judgment, that it would be materially disadvantageous to the Company (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with or otherwise adversely affect in any material respect any acquisition, financing, corporate reorganization or other material transaction or development involving the Company (a "Disadvantageous Condition")) for sales of Registrable Securities thereunder to then be permitted, and setting forth in general terms the reasons for such determination, the Company may refrain from maintaining current the prospectus contained in such registration statement until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to each Holder or Registrable Securities covered by such registration statement).

         Furthermore, notwithstanding any other provision of this Agreement to the contrary, with respect to any registration statement filed, or to be filed, pursuant to Section 2.01 or 2.02, if the Company provides written notice to each Holder of Registrable Securities to be covered by such registration statement that the Board of Directors has determined, in its reasonable business judgment, that it would be materially disadvantageous to the Company (because of a Disadvantageous Condition) for such a registration statement to be maintained effective, or to be filed or to become effective, and setting forth in general terms the reasons for such determination, the Company shall be entitled to cause such registration statement to be withdrawn or the effectiveness of such registration statement to be terminated, or, in the event no registration statement has been filed, the Company shall be entitled to not file such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to each Holder of Registrable Securities covered, or to be covered, by such registration statement).

         With respect to each Holder of Registrable Securities covered by any registration statement relating to a Piggy-back Registration or a Demand Registration, upon receipt by such Holder of any notice from the Company of a Disadvantageous Condition, such Holder shall forthwith discontinue use of the prospectus and any prospectus supplement under such registration statement and shall suspend sales of Registrable Securities until such Disadvantageous Condition no longer exists. Furthermore, if so directed by the Company by such notice, such Holder will deliver to the Company all copies (other than permanent file copies) then in such Holder's possession of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice. In the event that the Company makes an election under this Section 2.04, each Holder agrees to keep confidential the fact of such election and any information provided by the Company in connection therewith.

         Notwithstanding any other provision of this Agreement to the contrary,
(i) the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with a Demand Registration may not be delayed under this Section 2.04 for more than a total of 90 days in any twelve-month period and (ii) neither the filing nor the effectiveness of any registration statement under Section 2.02 may be delayed for more than a total of 90 days pursuant to this Section 2.04. The time period during which any registration statement under Section 2.02 must be maintained effective pursuant to Section 2.02(b) shall be extended by the number of days in any delay period imposed pursuant to this Section 2.04 (a "Section 2.04 Period"). In no event shall the Company be entitled to delay the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with any Demand Registration or to delay the filing or effectiveness of any registration statement under Section 2.02 unless the Company shall (i) concurrently prohibit sales by other security holders under registrable statements covering securities held by such other securityholders and (ii) forbid purchases and sales of securities of the Company in the open market by senior executives of the Company, other than pursuant to a "written plan for trading securities", as such phrase is used under Rule 10b5-1 under the Exchange Act.

         In the event any registration statement in respect of a Demand Registration is withdrawn or the effectiveness of such registration statement is terminated, or a registration statement is not filed in respect of a Demand Registration, in each case pursuant to this Section 2.04, then the Investor shall have the right to withdraw its request for such Demand Registration at any time following receipt of any notice from the Company of a Disadvantageous Condition, and, if the Investor so withdraws its request, the Investor shall be deemed not to have used one of its rights to request a Demand Registration under
Section 2.02 and shall continue to have such right.

         SECTION 2.05. Expenses. Except as otherwise provided in this Agreement, the Company shall pay all Registration Expenses with respect to each registration under this Agreement.

         SECTION 2.06. Registration and Qualification. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any Registrable Securities under the 1933 Act as provided in
Section 2.01 or 2.02, the Company shall as promptly as practicable (but subject, in the case of any registration as provided in Section 2.02, to the provisions thereof):

         (a) prepare and file with the Commission (within 60 days after such request) a registration statement (as well as any necessary supplements and amendments thereto) which counsel for the Company shall deem appropriate on such form as shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof and use its best efforts to cause such registration statement to become effective and remain effective until the earlier to occur of (i) such time as all Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable) and (ii) 120 days after such registration statement becomes effective which period shall be extended in the case of any Demand Registration by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration; provided, however, that, before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall (x) provide counsel selected by the Investor with an opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which shall be subject to the review and approval (which approval shall not be unreasonably withheld) of such counsel, and (y) notify each Selling Holder and such counsel of any stop order issued or, to the best knowledge of the Company, threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of (i) such time as all Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable) and (ii) 120 days after such registration statement becomes effective which period shall be extended in the case of any Demand Registration by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition set forth in such registration statement;

         (c) furnish, without charge, to each Holder of such Registrable Securities and to any underwriter of such Registrable Securities, prior to the filing of such registration statement, copies of such registration statement as proposed to be filed and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the sale of the Registrable Securities by the Selling Holders;

         (d) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such Registration Statement requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition of the Registrable Shares held by such Holder in such jurisdictions; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 2.06(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) promptly notify each Selling Holder in writing (i) at any time when a prospectus relating to such Registrable Securities is required to be delivered under 1933 Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) of any request by the Commission or any other Governmental Entity for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (the number of days from (x) the date the written notice contemplated by this paragraph (e) is given by the Company to
(y) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by this paragraph (e) is referred to in this Agreement as a "Section 2.06(e) Period");

         (f) use its commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Company to enable each Holder of Registrable Securities covered by such Registration Statement to consummate the disposition of the Registrable Securities held by such Holder;

         (g) enter into and perform customary agreements (including an underwriting agreement in customary form, if the offering is underwritten) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, and each Selling Holder shall also enter into and perform its obligations under such agreements;

         (h) make available for inspection by any lead or managing underwriter participating in any disposition pursuant to such registration statement, any Selling Holder, counsel selected by the Investor and any attorney, accountant or other agent retained by any lead or managing underwriter, or the Investor (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility and cause the Company's officers, directors and employees and the independent public accountants of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement. Any Records that the Company determines, in good faith, to be confidential and in respect of which the Company notifies each Selling Holder that such Records are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the applicable registration statement (in which case, the Selling Holders shall cooperate with the Company in seeking confidential treatment of such Records) or (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of such Records;

         (i) in the event such sale is effected pursuant to an underwritten offering, obtain a "comfort" letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as counsel for the lead or managing underwriter or counsel for the Investor reasonably requests;

         (j) furnish, at the request of any Selling Holder, on the date such Registrable Securities are delivered to any underwriter for sale pursuant to such registration or, if such Registrable Securities are not being sold through any underwriter, on the date the registration statement with respect to such Registrable Securities becomes effective, an opinion, dated as of such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to each Selling Holder, covering such legal matters with respect to the registration as any Selling Holder may reasonably request and are customarily included in such opinions;

         (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to each Selling Holder, as soon as reasonably practicable, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the 1933 Act;

         (l) cause all such Registrable Securities to be quoted on each interdealer quotation system or listed on each securities exchange, if any, on which other securities of the same class issued by the Company are then quoted or listed (subject to notice of issuance); provided that the applicable listing requirements are satisfied;

         (m) use its commercially reasonable efforts to assist the Selling Holders in the marketing of Registrable Securities in connection with underwritten offerings (including, to the extent reasonably consistent with work commitments, using reasonable efforts to have officers of the Company participate in "road shows" and analyst or investor presentations scheduled in connection with such registration provided that the Selling Holders shall give such officers reasonable advance notice concerning the scheduling of any such presentations);

         (n) if requested, furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.01 or 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters;

         (o) promptly notify the Selling Holders of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (p) cause the Registrable Securities to be included in any registration statement not later than the effective date of such registration statement;

         (q) cooperate with each Selling Holder and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

         (r) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

         (s) keep each Selling Holder reasonably advised as to the initiation and progress of such registration.

         SECTION 2.07. Underwriting. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.02(a), the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.08, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Sections 2.06(i) and 2.06(j), respectively. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.08.

         SECTION 2.08. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, agents, trustees, stockholders and each person, if any, who controls each Holder (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) and any investment advisor of such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees, disbursements and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplements thereto) relating to the Registrable Securities or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such untrue statement or omission or alleged untrue statement or omission was made
(x) in reliance upon and in conformity with any information furnished to the Company in writing by such Holder or, if applicable, the underwriters, legal counsel, or other agents of such Holder, expressly for use therein, (y) in any prospectus used after such time as the Company advised such Holder in writing that the filing of a post-effective amendment or supplement thereto was required, other than such prospectus as so amended or supplemented or (z) in any prospectus used after such time as the obligation of the Company to keep such prospectus effective and current shall have expired or (ii) any violation by the Company of the 1933 Act or the 1934 Act in connection with such registration. The Company shall also indemnify any underwriters of the Registrable Securities, their officers and directors and each person that controls such underwriters (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) to the same extent and subject to the same limitations as provided in this Section 2.08 with respect to the indemnification of the Holders; and provided further that the Company shall not be liable for an underwriter's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement.

         (b) In connection with any registration statement pursuant to which Registrable Securities owned by any Holders are being registered as provided in
Section 2.01 or 2.02, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request for use in connection with any such registration statement or related prospectus and agrees to indemnify and hold harmless the Company, its officers, directors, agents, trustees and stockholders and each person, if any, that controls the Company (within the meaning of either Section 15 of the 1993 Act or Section 20 of the 1934 Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees, disbursements and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplement thereto) relating to the Registrable Securities or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as such losses, claims, damages, liabilities and expenses are caused by information furnished in writing to the Company by such Holder, or, if applicable, the underwriters, legal counsel, or other agents of such Holder, expressly for use therein; provided however that in no event shall any Holder be required to indemnify any person described in this Section 2.08(b) in an amount in excess of the amount of the net proceeds received by such Holder in connection with sales of Registrable Securities covered by any such registration under the Securities Act.

         (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually substantially prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless based on the advice of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action and the prompt undertaking of such defense with counsel reasonably acceptable to the indemnified party, the indemnifying party shall not be liable to the indemnified party under this
Section 2.08 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Any indemnifying party against whom indemnity may be sought under this Section 2.08 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party (such consent not to be unreasonably withheld, delayed or conditional). The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof unless (i) the indemnifying party agrees to pay such costs or (ii) the indemnifying party fails to promptly assume and continue the defense of such claim or action with counsel reasonably satisfactory to the indemnified party.

         (d) If the indemnification provided for in this Section 2.08 from an indemnifying party shall for any reason be unavailable to an indemnified party (other than in accordance with its terms) in respect of any loss, claim, damage, liability or expense referred to herein, then such indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions (or actions) that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability or expense in respect thereof referred to above in this paragraph (d), shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph (d). Notwithstanding any other provision of this Section 2.08, no Holder shall be required to contribute any amount in excess of the amount by which the proceeds of the offering received by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering, and not joint.

         (e) The obligations of the parties under this Section 2.08 shall be in addition to any liability that any party may otherwise have to any other party.

         SECTION 2.09. Holdback Agreements.

         (a) From the date of this Agreement to the date on which the Merger Agreement is terminated in accordance with its terms, each Holder agrees not to effect (and to cause its controlled affiliates not to effect) any sale or distribution (including any open market sales and any offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of any Registrable Securities or any other equity security of the Company, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of the Company, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving such securities.

         (b) To the extent not inconsistent with applicable law, in the event that any Registrable Securities shall be registered in connection with an underwritten offering, each Holder agrees not to effect (and to cause its controlled affiliates not to effect) any public sale or distribution (including any open market sales and any offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of Registrable Securities or any other equity security of the Company, or any securities convertible into or exchangeable or exercisable for Registrable

Securities or other equity securities of the Company, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving any such securities, during the 14 days prior to, and during the 90-day period beginning on, the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration, in each case if and to the extent requested by the Company or the lead or managing underwriter of such underwritten offering.

         (c) In connection with any registration of Registrable Securities in connection with an underwritten offering, the Company agrees not to effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities (except pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar forms thereto) during the 20 days prior to, and during the 90-day period beginning on, the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration.

         (d) In the event of a proposed offering of debt or equity securities by the Company for its own account at any time during the Effective Period, whether or not such offering is to be registered under the 1933 Act or any Registrable Securities shall be registered in connection therewith, if requested in writing by the Company, each Holder agrees not to effect (and to cause its controlled affiliates not to effect) any public sale or distribution (including any open market sales and offerings made in reliance on Rule 144A under the 1933 Act or similar distribution) of Registrable Securities or any other equity security of the Company, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of the Company, including a sale pursuant to Rule 144 and any hedging or derivative transaction involving any such securities, for such period prior to or following such offering, not to exceed 75 days in any calendar year, as the Company may so request.

         SECTION 2.10. Priority Rights of Holders. The Company hereby agrees not to enter into any agreement for the registration, sale or distribution of any of the Company's securities with terms that conflict with the terms set forth in this Agreement with respect to each Holder.

         SECTION 2.11. Holder Covenants. Each Holder hereby covenants and agrees that:

         (a) it will not sell any Registrable Securities under any registration statement covering Registrable Securities until is has received notice from the Company that such registration statement and any post-effective amendments thereto have become effective; provided that the Company shall notify each Holder promptly when such registration statement and any post-effective amendments thereto have become effective;

         (b) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of Registrable Securities pursuant to a registration statement;

         (c) it shall promptly furnish to the Company such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by the Holder as the Company may request in writing and shall otherwise cooperate with the Company to the extent such information or cooperation is required in connection with any registration, qualification or compliance referred to in this Agreement;

         (d) it shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company or of the happening of any event, in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding the Holder or the distribution of such Registrable Securities or omits to state any material fact regarding the Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to furnish to the Company promptly any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to the Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         SECTION 2.12. Termination. Effective immediately upon the consummation of the transactions contemplated by the Merger Agreement, this Agreement (other than Article III, which shall survive such termination) shall thereupon automatically terminate and become null and void without any further action on the part of any party hereto.

                                  ARTICLE III

                                  Miscellaneous

         SECTION 3.01. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, the Investor, on the one hand, or the Company, on the other hand, may waive compliance by the other with any term or provision of this Agreement that such other party was or is obligated to comply with or perform.

         SECTION 3.02. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile (upon receipt of confirmation), or if mailed, one day after mailing, as follows:

(a)      If to the Company, to:

           EchoStar Communications Corporation
           5701 South Santa Fe Drive
           Littleton, Colorado 80120
           Fax:  303-723-1699
           Attention: David K. Moskowitz, General Counsel

           with a copy to:

           Sullivan & Cromwell
           125 Broad Street
           New York, NY 10004
           Fax:  212-558-3588

           Attention:  Francis J. Aquila, Esq. and John J. O'Brien, Esq.

(b)      If to the Investor or any other Holder, to:

           Vivendi Universal
           42, Avenue de Friedland
           75380 Paris Cedex 08
           France
           Fax:  33-1-7171-1414

           Attention:  Mr. Guillamme Hannezo

           with a copy to:

           Cravath, Swaine & Moore
           Worldwide Plaza
           825 Eighth Avenue
           New York, NY 10019
           Attention:  Faiza J. Saeed, Esq.

           Fax:  212-474-3700

         SECTION 3.03. Interpretation. (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (b) For all purposes hereof:

         "including" means including, without limitation.

         "subsidiary" of any person means another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

         SECTION 3.04. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         SECTION 3.05. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

         SECTION 3.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) except for the provisions of
Section 2.08, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 3.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise apply under applicable principles of law thereof.

         SECTION 3.08. Assignment. Except as provided in clause (ii) or (iii) of the definition of Holder, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         SECTION 3.09. Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court, any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York state court or any Federal court located in the State of New York or any Colorado state court or Federal court located in the State of Colorado in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than a New York state court or any Federal court sitting in the State of New York or any Colorado state court or Federal court located in the State of Colorado and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

         IN WITNESS WHEREOF, the Company and the Holders have caused this Agreement to be duly executed as of the day and year first above written.


                              ECHOSTAR COMMUNICATIONS CORPORATION,

                              by
                                ---------------------------------------
                                Name:
                                Title:


                              VIVENDI UNIVERSAL, S.A.,

                              by
                                ---------------------------------------
                                Name:
                                Title:

                                                                      EXHIBIT C

                                    [Form of]
                           CERTIFICATE OF DESIGNATIONS

                                                                       EXHIBIT C


                       ECHOSTAR COMMUNICATIONS CORPORATION
                           CERTIFICATE OF DESIGNATIONS

                                ESTABLISHING THE

             VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS,
                      RESTRICTIONS, AND RELATIVE RIGHTS OF

            SERIES D MANDATORILY CONVERTIBLE PARTICIPATING PREFERRED
                                      STOCK

                       PURSUANT TO SECTION 78.1955 OF THE
                             Nevada Revised Statutes

     I, David K. Moskowitz, the Senior Vice President, General Counsel and Secretary of EchoStar Communications Corporation (the "Issuer"), a corporation organized and existing under the laws of the State of Nevada, do hereby certify that pursuant to authority conferred upon the Board of Directors of the Issuer by its Amended and Restated Articles of Incorporation and pursuant to the provisions of Section 78.1955 of the Nevada Revised Statutes, the Issuer's Board of Directors, on _____, 2002, adopted the following resolution establishing the Issuer's Series D Mandatorily Convertible Participating Preferred Stock, which resolution remains in full force and effect. Certain capitalized terms used herein are defined in Article 11.

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Articles of Incorporation, the Board of Directors does hereby provide for the issue of a series of Preferred Stock, $0.01 par value, of the Corporation, to be designated "Series D Mandatorily Convertible Participating Preferred Stock" (referred to herein as the "Series D Preferred Stock"), having the number of shares and, to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of such Series D Preferred Stock are not stated and expressed in the Amended and Restated Articles of Incorporation, the powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

ARTICLE 1  DESIGNATION AND NUMBER OF SHARES

     SECTION 1.1 The series will be known as the "Series D Mandatorily Convertible Participating Preferred Stock".

     SECTION 1.2 The Series D Preferred Stock will be a series consisting of 5,760,479 shares of the authorized but unissued preferred stock of the Issuer.

ARTICLE 2  DIVIDENDS AND DISTRIBUTIONS

     SECTION 2.1 The Holders of shares of Series D Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends or distributions on each date that dividends or other distributions (including any distributions of Capital Stock, evidences of indebtedness, other securities or any other assets) are payable or distributable on or in respect of Class A Common Stock of the Issuer, in an amount per whole share of Series D Preferred Stock equal to the aggregate amount (in cash, securities or other property) of dividends or other distributions that would be payable on such date to a Holder of that number of shares of Common Stock into which one share of Series D Preferred Stock shall be convertible at the Conversion Rate (defined below). Each such dividend or distribution shall be paid to each Holder of record of shares of Series D Preferred Stock on the record date, not exceeding sixty days preceding such payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution (which record date shall be the same date as the record date for the corresponding payment of dividends or distributions on the Class A Common Stock). Any share of Series D Preferred Stock originally issued after a dividend or distribution record date and on or prior to the dividend or distribution payment date to which such record date relates shall not be entitled to receive the dividend or distribution payable on such dividend or distribution payment date or any amount in respect of the period from the date of such issuance to such dividend or distribution payment date. Holders of shares of Series D Preferred Stock shall not be entitled to any dividends or distributions, whether payable or distributable in cash, property or stock, in excess of full dividends or distributions as herein provided.

     SECTION 2.2 So long as any shares of Series D Preferred Stock shall be outstanding, no dividend shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to the Series D Preferred Stock as to dividends or distribution of assets upon Liquidation, nor shall any Common Stock nor any other stock of the Issuer ranking junior to or on a parity with the Series D Preferred Stock as to dividends or distribution of assets upon Liquidation be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to, set aside or made available for a sinking fund for the redemption of any shares of any such stock) by the Issuer (except by conversion into or exchange for stock of the Issuer ranking junior to the Series D Preferred Stock as to distribution of assets upon Liquidation), unless, in each case, the full dividends (including the dividend to be due upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of Series D Preferred Stock shall have been, or shall then be, paid.

ARTICLE 3  RANKING

     The preferences of each share of Series D Preferred Stock as to distribution of assets upon Liquidation shall be in every respect on a parity with the preferences of every other share of capital stock of the Issuer which is not specifically made senior or junior to the Series D Preferred Stock as to distribution of assets upon Liquidation. The rights of the Common Stock will be junior to the Series D Preferred stock as to distributions upon Liquidation to the extent herein provided.

ARTICLE 4  OPTIONAL CONVERSION AND CONVERSION PROCEDURES

     SECTION 4.1 (a) Each Holder of Series D Preferred Stock shall have the right, at its option, at any time and from time to time to convert, subject to the terms and provisions of this Article 4, any or all of such Holder's shares of Series D Preferred Stock. In such case, each whole share of Series D Preferred Stock shall be converted into ten (10) fully paid and nonassessable shares of Class A Common Stock (the "Conversion Rate").

         (b) The conversion right of a Holder of Series D Preferred Stock shall be exercised by the Holder by the surrender of the certificates representing shares to be converted to the Issuer or to the Transfer Agent accompanied by the Conversion Notice.

          (i) Immediately prior to the close of business on the Conversion Date, each converting Holder of Series D Preferred Stock shall be deemed to be the Holder of record of Class A Common Stock issuable upon conversion of such Holder's Series D Preferred Stock notwithstanding that the share register of the Issuer shall then be closed or that certificates representing such Class A Common Stock shall not then be actually delivered to such Person.

          (ii) Upon notice from the Issuer, each Holder of Series D Preferred Stock so converted shall promptly surrender to the Issuer or the Transfer Agent certificates representing the shares so converted (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer.

          (iii) On any Conversion Date, all rights with respect to the shares of Series D Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except the rights of Holders thereof to:
     (1) receive certificates for the number of shares of Class A Common Stock into which such shares of Series D Preferred Stock have been converted; (2) the payment in cash or shares of Class A Common Stock of any declared and unpaid dividends and distributions accrued thereon pursuant to Section 4.2 hereof; and (3) exercise the rights to which they are entitled as Holders of Class A Common Stock.

         (c) If the Conversion Date shall not be a Business Day, then such conversion right shall be deemed exercised on the next Business Day.

     SECTION 4.2 (a) When shares of Series D Preferred Stock are converted pursuant to this Article 4, any declared and unpaid dividends and distributions on the Series D Preferred Stock so converted to which the Holder of such Series D Preferred

Stock is entitled in accordance with Section 2.1 hereof, to (but not including) the Conversion Date, shall be due and payable, at the Issuer's option,

          (i) in cash;

          (ii) in a number of fully paid and nonassessable shares of Class A Common Stock equal to the quotient obtained by dividing (A) the amount of declared and unpaid dividends payable to the Holder of Series D Preferred Stock so converted by (B) 95% of the current market price, determined in accordance with subsection (b) below, on the Conversion Date; or

          (iii) a combination thereof.

         (b) The current market price per share of Class A Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the ten
(10) consecutive trading days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

         (c) No payment or adjustment shall be made by the Issuer upon any conversion of Series D Preferred Stock on account of any dividends or distributions on the Class A Common Stock or other securities issued upon conversion.

     SECTION 4.3 (a) In case the Issuer shall (i) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Issuer shall effect the same subdivision, combination or similar change with respect to the Series D Preferred Stock of the Issuer as is made with respect to the Common Stock such that the Holder of any share of Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have owned immediately following such action had such shares of Series D Preferred Stock been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (b) Except as permitted in Article 6 with respect to a Change of Control Transaction, in case of any consolidation of the Issuer with, or merger of the Issuer into, any other Person, or any merger of another Person into the Issuer, or any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer), or any sale, conveyance or transfer of all or substantially all of the assets of the Issuer (in each case other than any such consolidation, merger, statutory exchange, sale, conveyance or transfer that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), appropriate provision shall be made in the agreement governing any such consolidation, merger, statutory exchange, sale, conveyance or transfer so that the holder of each share of Series D Preferred Stock outstanding immediately prior to the consummation of such consolidation, merger, statutory exchange, sale, conveyance or transfer shall have the right thereafter to convert such share into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale, conveyance or transfer by a Holder of the number of shares of Class A Common Stock into which such share of Series D Preferred Stock might have been converted immediately prior to such consolidation, merger or statutory exchange, assuming such Holder of Class A Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale, conveyance or transfer (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale, conveyance or transfer is not the same for each share of Class A Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection (b) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale, conveyance or transfer for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Thereafter, the holders of the Series D Preferred Stock shall be entitled to appropriate adjustments with respect to their conversion rights to the end that the provisions set forth in this Section
4.3 shall correspondingly be made applicable, as nearly equivalent as practicable, in relation to any shares of stock or other securities or other property thereafter deliverable on the conversion of the Series D Preferred Stock. The provisions of this subsection (b) shall similarly apply to successive consolidations, mergers or statutory exchanges. The provisions of this subsection (b) shall not apply to the Merger or any of the other transactions or actions provided for by the Transaction Agreements (as such term is defined in the Implementation Agreement).

     SECTION 4.4 The Issuer shall at all times reserve and keep available for issuance upon the conversion of the Series D Preferred Stock, such number of its authorized but unissued shares of Class A Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series D Preferred Stock, and shall take all action required to increase the authorized number of shares of Class A Common Stock if at any time there shall be insufficient authorized but unissued shares of Class A Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series D Preferred Stock.

     SECTION 4.5 The issuance or delivery of certificates for Class A Common Stock upon the conversion of shares of Series D Preferred Stock shall be made without charge to the converting Holder of shares of Series D Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the Holders of the shares of Series D Preferred Stock converted; provided, however, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the shares of

Series D Preferred Stock converted, and the Issuer shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Issuer the amount of such tax or shall have established to the reasonable satisfaction of the Issuer that such tax has been paid or is not payable.

ARTICLE 5  MANDATORY CONVERSION

     SECTION 5.1 (a) Subject to Section 5.1(b), each share of Series D Preferred Stock shall be automatically converted into ten (10) fully paid and nonassessable shares of Class A Common Stock, upon the occurrence of any of the following events or dates (each, a "Conversion Trigger Event"), without any action on the part of any Holder:

          (i) the effective time of the Merger provided for in Article I of the Merger Agreement;

          (ii) on the first date that the sum of (A) the number of shares of Class A Common Stock into which the shares of Series D Preferred Stock then held of record and beneficially by the Initial Holder [or any Voting Permitted Transferee]*are convertible on such date and (B) the number of shares of Class A Common Stock, if any, theretofore received by the Initial Holder [or any Voting Permitted Transferee] upon conversion of shares of Series D Preferred Stock, for which shares of Class A Common Stock the Initial Holder [or any Voting Permitted Transferee] shall continue to be the record and beneficial owner as of the date of any determination under this clause (ii), shall cease to constitute 51% or more of the aggregate number of shares of Class A Common Stock into which the shares of Series D Preferred Stock issued to the Initial Holder on the Issuance Date were convertible into on such date (as such aggregate number may be adjusted from time to time as necessary to reflect appropriately any stock splits, subdivisions, combinations and similar changes to the Capital Stock of the Issuer);

          (iii) the purported sale, assignment, transfer or other disposition of a share of Series D Preferred Stock or beneficial ownership thereof [(A)] by the Initial Holder to any Person other than a Permitted Transferee [or a Voting Permitted Transferee or (B) by a Voting Permitted Transferee to any other Person]; or

          (iv) _____, 2007 [FIVE YEARS FROM ISSUE DATE];

unless such share of Series D Preferred Stock shall have earlier have been converted in accordance with Article 4 hereof or this Article 5. For purposes of this Section 5.1 and

----------

* Throughout this Certificate of Designations, text enclosed by bold brackets applies only if the Series D Preferred Stock is initially issued as non-voting stock as contemplated by Section 6.01(a)(iii) of the Investment Agreement.

Section 13.2, the terms "beneficial owner" and "beneficially" shall be construed in accordance with Rule 13d-3 under the Exchange Act.

         (b) Any such conversion pursuant to Section 5.1(a) shall be effected
(i) in the case of the Conversion Trigger Event in clause (i) of Section 5.1(a), immediately prior to the effective time of the Merger; (ii) in the case of the Conversion Trigger Event in clause (ii) or (iv) thereof, on the date specified therein, and (iii) in the case of the Conversion Trigger Event in clause (iii) thereof, immediately prior to such sale, transfer or other disposition. Any conversion effected pursuant to clause (iii) of Section 5.1(a) shall apply only to such share or shares of Series D Preferred Stock as are so sold, transferred or otherwise disposed of. Any conversion pursuant to clause (ii) or (iii) of
Section 5.1(a) shall become effective notwithstanding any failure by the Initial Holder to notify the Issuer of any change in ownership pursuant to Section 13.2 hereof.

         (c) For purposes of this Section 5.1, the "Initial Holder" shall be deemed to include any Permitted Transferee of the Initial Holder which is then a Holder of any shares of Series D Preferred Stock.

     SECTION 5.2 (a) Upon notice from the Issuer, each Holder of Series D Preferred Stock converted in accordance with Section 5.1 hereof shall promptly surrender to the Issuer or the Transfer Agent certificates representing the shares so converted (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer.

         (b) Upon any conversion of shares of Series D Preferred Stock in accordance with Section 5.1 hereof, all rights with respect to the shares of Series D Preferred Stock so converted, including the rights of a Holder, if any, to receive notices, will terminate, except the rights of Holders thereof to: (i) receive certificates for the number of shares of Class A Common Stock into which such shares of Series D Preferred Stock have been converted; (ii) the payment in cash or shares of Class A Common Stock of any declared and unpaid dividends and distributions accrued thereon to (but not including) the date of such conversion pursuant to Section 4.2 hereof; and (iii) exercise the rights to which they are entitled as Holders of Class A Common Stock.

ARTICLE 6  CHANGE OF CONTROL

     SECTION 6.1 (a) Without limiting the rights of Holders of shares of Series D Preferred Stock pursuant to Article 4, in the event that a Change of Control Transaction shall occur, the Holders shall be entitled to be paid in full, to the extent of funds legally available therefor, an amount in cash per share of Series D Preferred Stock equal to the Liquidation Preference, plus any declared and unpaid dividends accrued thereon to (but not including) the Change in Control Date (as defined in Section 6.1(d)).

         (b) If the Surviving Corporation, if any, resulting from any Change of Control Transaction shall be a Person other than the Issuer, the Surviving Corporation shall execute and deliver an agreement for the benefit of the Holders of the Series D

Preferred Stock providing that each Holder of outstanding shares of Series D Preferred Stock immediately prior to the Change of Control Transaction shall thereafter have the right to demand payment from the Surviving Corporation of the amounts payable to such Holder pursuant to Section 6.1(a), with respect to such Holder's shares of Series D Preferred Stock.

         (c) Immediately prior to the consummation of a Change in Control Transaction, all shares of Series D Preferred Stock shall cease to be outstanding, the Holders thereof shall cease to be stockholders with respect to such shares and all rights with respect to such shares of Series D Preferred Stock, including the rights of a Holder, if any, to convert such shares and to receive notices, will terminate, except the rights of a Holder thereof to receive payment of the amount due to such Holder pursuant to Section 6.1(a) with respect to such Holder's shares of Series D Preferred Stock.

         (d) Upon notice from the Issuer (or the Surviving Corporation, if applicable) of the occurrence of a Change in Control Transaction, which notice shall include the date on which the Change in Control Transaction occurred (the "Change of Control Date") and the amount per share of Series D Preferred Stock outstanding immediately prior to such Change in Control Transaction payable pursuant to Section 6.1(a), each Holder of Series D Preferred Stock shall promptly surrender to the Issuer or the Transfer Agent the certificates formerly representing such Series D Preferred Stock (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer, and the Issuer or the Surviving Corporation, as the case may be, shall pay to the surrendering Holder promptly after such surrender all amounts payable in respect of the shares of Series D Preferred Stock represented by such surrendered certificate.

ARTICLE 7  LIQUIDATION

     SECTION 7.1 In the event of any Liquidation the Holders of shares of Series D Preferred Stock shall be entitled, before any distribution or payment is made on any date to the Holders of the Common Stock or any other stock of the Issuer ranking junior to the Series D Preferred Stock as to distribution of assets upon Liquidation, to be paid in full the greater of (i) an amount per share of Series D Preferred Stock equal to the Liquidation Preference, plus any declared and unpaid dividends thereon from the date fixed for payment of such dividends to the date fixed for Liquidation and (ii) an amount per share of Common Stock to which such Holders of shares of Series D Preferred Stock would have been entitled upon Liquidation if such Holders had converted such shares of Series D Preferred Stock into Class A Common Stock immediately prior to the date fixed for Liquidation. If such payment shall have been made in full to all Holders of shares of Series D Preferred Stock, then the Holders of shares of Series D Preferred Stock as such shall have no right or claim to any of the remaining assets of the Issuer.

     SECTION 7.2 If the assets of the Issuer available for distribution to the Holders of shares of Series D Preferred Stock upon any Liquidation shall be insufficient to pay in full all amounts to which such Holders shall be entitled pursuant to Section 7.1, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to distribution of assets upon Liquidation unless proportionate distributive amounts shall be paid on account of all outstanding shares of Series D Preferred Stock, ratably in proportion to the full distributable amounts for which Holders of all such parity shares are respectively entitled upon such Liquidation.

ARTICLE 8  VOTING RIGHTS

     SECTION 8.1 Except as otherwise provided by law and the articles of incorporation of the Issuer, the Holders of Series D Preferred Stock shall have no voting rights [other than such voting rights as are expressly provided in Sections 8.2, 8.3 and 8.4] [other than such voting rights as are expressly provided in Sections 8.3 and 8.4, provided, that if a Voting Trigger shall have occurred, the Holders of Series D Preferred Stock shall thereafter have such voting rights as are expressly provided in Sections 8.2, 8.3 and 8.4 hereof].

     SECTION 8.2 A Holder of Series D Preferred Stock shall be entitled to vote on any matter on which the Holders of Class A Common Stock are entitled to vote. With respect to any such matter, each Holder of Series D Preferred Stock shall be entitled to one vote for each whole share of Class A Common Stock that would be issuable to such Holder upon the conversion of all the shares of Series D Preferred Stock held by such Holder on the record date for the determination of stockholders entitled to vote and, subject to Sections 8.3 and 8.4, the Holders of Series D Preferred Stock shall vote together as a single class with the Holders of Class A Common Stock and any other class of Common Stock voting as a single class with the Class A Common Stock with respect to such matter in accordance with the Nevada Revised Statutes or the articles of incorporation of the Issuer.

     SECTION 8.3 Subject to Section 8.4, the vote or consent of the Holders of at least a majority in aggregate Liquidation Preference of the shares of Series D Preferred Stock at the time outstanding, voting separately as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

         (a) the issuance of any shares of Series D Preferred Stock in excess of the number of shares of such stock authorized in this Certificate of Designations or a decrease in the number of authorized shares of Series D Preferred Stock below the number of shares of Series D Preferred Stock then outstanding; provided, however, that adjustments to the number of outstanding shares of Series D Preferred Stock may be made by the Issuer pursuant to, and in accordance with, Section 4.3 hereof without the vote or consent of the Holders of Series D Preferred Stock; and

         (b) any amendment, alteration or repeal of any provision of the articles of incorporation, this Certificate of Designations or the by-laws of the Issuer (including any such alteration, amendment or repeal accomplished by merger, consolidation or otherwise) that would alter or change, or abolish, the voting powers, preferences or special rights of the Series D Preferred Stock in any manner adverse to the Holders thereof, including without limitation any change that is in any manner adverse to the par value, liquidation preference or dividend rights, place or currency of payment, enforcement rights or conversion rights; provided, however, that the vote or consent of the Holders of Series D Preferred Stock voting separately as a class shall not be necessary for effecting or validating (i) any amendment of the articles of incorporation so as to authorize or create, or to increase or decrease the authorized amount of, or to issue any shares of Capital Stock of the Issuer other than Series D Preferred Stock, (ii) any amendment or supplement to the Certificate of Designations permitted by
Article 10 hereof or (iii) any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any merger of another Person into the Issuer, provided that, (x) if the Issuer is the Surviving Corporation, the Series D Preferred Stock shall remain outstanding without any amendment to this Certificate of Designations that would adversely affect the preferences, rights or powers of the Series D Preferred Stock and (y) if the Issuer is not the Surviving Corporation, (1) the Surviving Corporation is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and (2) the shares of Series D Preferred Stock are converted into or exchanged for and become shares of preferred or preference stock of the Surviving Corporation, having the same powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as provided for the Series D Preferred Stock in this Certificate of Designations as in effect immediately prior to such transaction.

In all such cases contemplated by this Section 8.3, each share of Series D Preferred Stock shall be entitled to one vote.

     SECTION 8.4 Notwithstanding anything to the contrary in this Certificate of Designations, the Holders of Series D Preferred Stock shall not be entitled to any vote, nor shall their consent be required, with respect to the Merger or any of the other transactions or actions provided for by the Transaction Agreements (as such term is defined in the Implementation Agreement), including any amendment to the Merger Agreement or any other Transaction Agreement.

ARTICLE 9 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES, INCORPORATORS AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of the Issuer or any of its Affiliates, as such, shall have any liability for any obligations of the Issuer and any of its Affiliates under the Series D Preferred Stock or the Certificate of Designations or for any claim based on, in respect of, or by reason of, such obligations or their creation, except as otherwise provided under the laws of the State of Nevada. Each Holder of the Series D Preferred Stock waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Series D Preferred Stock.

ARTICLE 10  AMENDMENT, SUPPLEMENT AND WAIVER

     SECTION 10.1 Without the consent of any Holder of the Series D Preferred Stock, the Issuer may amend or supplement this Certificate of Designations to cure any ambiguity, defect or inconsistency, to provide for uncertificated Series D Preferred Stock in addition to or in place of certificated Series D Preferred Stock, to provide for the assumption of the Issuer's obligations to Holders of the Series D Preferred Stock in the case of a merger or consolidation (subject to the requirements set forth in Section 8.3(b), if applicable), to make any change that would provide any additional rights or benefits to the Holders of the Series D Preferred Stock or that does not adversely affect the legal rights under this Certificate of Designations of any such Holder.

     SECTION 10.2 Except as otherwise provided herein (including, without limitation, Section 8.3 hereof, if applicable), the Issuer is entitled to amend its articles of incorporation to authorize one or more additional series of preferred stock, file certificates of designations, and issue without restriction, from time to time, any stock or other securities ranking junior to, senior to or on a parity with the Series D Preferred Stock as to distributions of assets upon Liquidation.

ARTICLE 11  CERTAIN DEFINITIONS

     Set forth below are certain defined terms used in this Certificate of Designations.

     SECTION 11.1 "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a person shall be deemed to be control.

     SECTION 11.2 "BUSINESS DAY" means any day other than a Legal Holiday.

     SECTION 11.3 "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock or partnership or membership interests, whether common or preferred.

     SECTION 11.4 "CHANGE OF CONTROL" means

         (a) any transaction or series of related transactions (including a tender offer, merger or consolidation) the result of which is that holders of outstanding voting Capital Stock of the Issuer immediately prior to such transaction or series of related transactions hold, directly or indirectly, Capital Stock of the surviving Person, in such transaction or series of related transactions (or any ultimate parent thereof) representing less than 50% of the voting power in the election of members of the board of directors (or comparable governing body) of all outstanding Capital Stock of such surviving Person (or such ultimate parent) immediately after such transaction or series of related transactions; or

         (b) the sale, lease or transfer of all or substantially all of the Issuer's assets to any "person" or "group", within the meaning of Section 13(d)(3) and 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than any Subsidiary or Subsidiaries of the Company.

     SECTION 11.5 "CHANGE OF CONTROL TRANSACTION" means any merger, consolidation, tender offer, statutory share exchange or sale, lease or transfer of all or substantially all of the Issuer's assets or similar transaction or group of related transactions, in each case to which the Issuer is a party (or, in the case of a tender offer, in which Capital Stock of the Issuer is the subject security), the consummation of which results in a Change of Control; provided that (a) neither the Merger nor any of the transactions provided for by the Merger Agreement or the other Transaction Agreements (as such term is defined in the Implementation Agreement), shall constitute a Change of Control Transaction; and (b) the consummation of the transactions contemplated by the PanAmSat Stock Purchase Agreement, including any issuance of shares of Class A Common Stock in connection therewith, shall not constitute a Change of Control Transaction.

     SECTION 11.6 "CLASS A COMMON STOCK" means the Issuer's authorized $.01 par value Class A common stock.

     SECTION 11.7 "CLASS B COMMON STOCK" means the Issuer's authorized $.01 par value Class B common stock.

     SECTION 11.8 "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock as constituted on the date of filing of this Certificate of Designations, and shall also include any Capital Stock of any class of the Issuer thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the Liquidation of the Issuer.

     SECTION 11.9 The "CONVERSION DATE" shall be the date the Issuer or the Transfer Agent receives the Conversion Notice.

     SECTION 11.10 "CONVERSION NOTICE" is written notice from the Holder to the Issuer stating that the Holder elects to convert all or a portion of the shares of Series D Preferred Stock represented by certificates delivered to the Issuer or the Transfer Agent contemporaneously. The Conversion Notice will specify or include:

          (i) The number of shares of Series D Preferred Stock being converted by the Holder,

          (ii) The name or names (with address and taxpayer identification number) in which a certificate or certificates for shares of Class A Common Stock are to be issued,

          (iii) A written instrument or instruments of transfer in form reasonably satisfactory to the Issuer or the Transfer Agent duly executed by the Holder or its duly authorized legal representative, and

          (iv) Transfer tax stamps or funds therefor, if required pursuant to
     Section 4.5.

     SECTION 11.11 "DAILY MARKET PRICE" means the price of a share of Class A Common Stock on the relevant date, determined (a) on the basis of the last reported sale price regular way of the Class A Common Stock as reported on the Nasdaq National Market (the "NNM"), or if the Class A Common Stock is not then listed on the NNM, as reported on such national securities exchange upon which the Class A Common Stock is listed, or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the Class A Common Stock is not listed on the NNM or on any national securities exchange, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

     SECTION 11.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     SECTION 11.13 "HOLDER" means a Person in whose name a share or shares of Capital Stock are registered.

     SECTION 11.14 "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

     SECTION 11.15 "HUGHES" means Hughes Electronics Corporation, a Delaware corporation.

     SECTION 11.16 "IMPLEMENTATION AGREEMENT" means the Implementation Agreement, dated as of October 28, 2001, among the Issuer, General Motors and Hughes, as it may be amended from time to time.

     SECTION 11.17 "INITIAL HOLDER" means Vivendi Universal, a societe anonyme organized under the laws of the Republic of France.

     SECTION 11.18 "INVESTMENT AGREEMENT" means the Investment Agreement, dated December 14, 2001, between the Issuer and the Initial Holder, as it may be amended from time to time.

     SECTION 11.19 "ISSUANCE DATE" means the date on which the Series D Preferred Stock is originally issued under this Certificate of Designations.

     SECTION 11.20 "ISSUER" means EchoStar Communications Corporation, a Nevada corporation.

     SECTION 11.21 "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place payment is to be received are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     SECTION 11.22 "LIQUIDATION" means any liquidation, dissolution or winding-up of the affairs of the Issuer, whether voluntary or involuntary; provided that for purposes of Article 7, a consolidation or merger of, or share exchange by, the Issuer with any other Person shall not constitute a Liquidation.

     SECTION 11.23 "LIQUIDATION PREFERENCE" means $260.395 per share of Series D Preferred Stock.

     SECTION 11.24 "MERGER" means the merger provided for in Article 1 of the Merger Agreement.

     SECTION 11.25 "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of October 28, 2001, by and between the Issuer and Hughes, as it may be amended from time to time.

     SECTION 11.26 "PANAMSAT STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of October 28, 2001, among the Issuer, Hughes, Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc. and Hughes Communications, Inc., as it may be amended from time to time.

     SECTION 11.27 "PERMITTED TRANSFEREE" means any direct or indirect, wholly-owned Subsidiary of the Initial Holder.

     SECTION 11.28 "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock issuer, trust or unincorporated organization (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

     SECTION 11.29 "SEC" means the Securities and Exchange Commission.

     SECTION 11.30 "SECURITIES ACT" means the Securities Act of 1933, as amended.

     SECTION 11.31 "SERIES D PREFERRED STOCK" means the Series D Preferred Stock authorized in this Certificate of Designations.

     SECTION 11.32 "SUBSIDIARY" means, with respect to any person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of such person or a combination thereof.

     SECTION 11.33 "SURVIVING CORPORATION" means, in the case of any merger or consolidation to which the Issuer is a party, the Person surviving such merger or resulting from such consolidation, as the case may be.

     SECTION 11.34 The "TRANSFER AGENT" shall be as established pursuant to
Article 12 hereof.

     [SECTION 11.35 "VOTING PERMITTED TRANSFEREE" means any Person to whom the Initial Holder or any Permitted Transferee proposes, prior to the occurrence of any Voting Trigger, to sell, assign, transfer or otherwise dispose of all of the shares of Series D Preferred Stock then held by the Initial Holder and any such Permitted Transferee if (a) the Issuer shall have consented to such sale, assignment, transfer or other disposition in accordance with Section 6.01(a)(iii) of the Investment Agreement, (b) the waiting period under the HSR Act with respect to such sale, assignment, transfer or other disposition, if required under the HSR Act with respect to shares of Series D Preferred Stock in order for such shares to be entitled to the voting or consent rights provided in
Section 8.2 hereof, shall have expired or been terminated and (c) the Initial Holder or Permitted Transferee, as applicable, and such Person shall have obtained prior to the consummation of such sale, assignment, transfer or other disposition any other approval, consent or permit that may be required under any applicable federal, state or foreign statute, rule, regulation, order, writ, decree, injunction or judgment, including, without limitation, any applicable rules or policies of any securities exchange or self-regulatory organization, with respect to such consummation.]

     [SECTION 11.36 "VOTING TRIGGER" means the first to occur of either of the following events:

         (a) the expiration or termination of the waiting period under the HSR Act with respect to the ownership by the Initial Holder (or any Permitted Transferee that is then a Holder) of shares of Series D Preferred Stock entitled to the voting or consent rights provided in Section 8.2 hereof; or

         (b) the sale, assignment, transfer or other disposition of record and beneficial ownership of all of the shares of Series D Preferred Stock then held by the Initial Holder and any Permitted Transferee to a Voting Permitted Transferee.]

ARTICLE 12  TRANSFER AGENT AND REGISTRAR

     The Issuer may, but shall not be required to, appoint a transfer agent and registrar for the Series D Preferred Stock and shall give notice to the holders of any such appointment. The Issuer may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Issuer and the Transfer Agent; provided that the Issuer shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

ARTICLE 13  OTHER PROVISIONS

     SECTION 13.1 With respect to any notice to a Holder of shares of Series D Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

     SECTION 13.2 With respect to any purported sale, assignment, transfer or other disposition of any shares of Series D Preferred Stock or beneficial ownership thereof (including any sales, assignments, transfers or dispositions to a Permitted Transferee, but excluding any proposed sale, assignment, transfer or disposition to a Voting Permitted Transferee, for which the notice requirements are specified in the Investment Agreement), the Holder thereof shall provide at least three (3) Business Days' written notice to the Secretary of the Issuer of the intended date of such sale, assignment, transfer or disposition of the Series D Preferred Stock and the identity of such purported transferee or transferees.

     SECTION 13.3 All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

         (a) if to the Issuer:

             5701 South Santa Fe Drive
             Littleton, Colorado  80120

             Attention: David K. Moskowitz, Senior Vice President, General Counsel and Secretary
             Telecopy No.: (303) 723-1699

         (b) if to a Holder: at the address of such Holder as the same appears on the stock ledger of the Issuer, provided that each such Holder may designate in writing another address for notices or other communications required or permitted to be given hereunder.

     SECTION 13.4 Shares of Series D Preferred Stock issued and reacquired by the Issuer will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Nevada law, have the status of authorized but unissued shares of preferred stock of the Issuer undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Issuer be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Issuer.

     SECTION 13.5 No fractional shares of Class A Common Stock or securities representing fractional shares of Class A Common Stock will be issued upon conversion or as dividends payable on the Series D Preferred Stock. Any fractional interest in a share of Class A Common Stock resulting from conversion or dividend payment will be paid in cash based on the last reported sale price of the Class A Common Stock on the Nasdaq National Market (or any national securities exchange or authorized quotation system on which the Class A Common Stock is then listed) at the close of business on the trading day next preceding the date of conversion or dividend payment date, as the case may be, or on the trading day next preceding such later time as the Issuer is legally and contractually able to pay for such fractional shares. For purposes of determining whether a Person would receive a fractional share of Class A Common Stock upon conversion or as dividends payable on the Series D Preferred Stock, all shares of Class A Common Stock that such Holder of shares of Series D Preferred Stock would otherwise be entitled to receive as a result of such conversion or dividends shall be aggregated.

     SECTION 13.6 No Holder of shares of Series D Preferred Stock shall be entitled to the rights set forth in Section 92A.300 et. seq. of the Nevada Revised Statutes. Without limiting the generality of the foregoing, no Holder of shares of Series D Preferred Stock shall have any rights to dissent from, or obtain payment of the fair value of such Holder's shares of Series D Preferred Stock in the event of, any of the corporate actions set forth in Section 92A.380 of the Nevada Revised Statutes, including, without limitation, the consummation of a plan of merger with respect to which the approval of the Holders of any Capital Stock of the Issuer is required. Each Holder of shares of Series D Preferred Stock shall have no right to (i) receive notice pursuant to Section 92A.410 of the Nevada Revised Statutes from the Issuer or (ii) deliver to the Issuer notice of intent to demand payment for such Holder's shares of Series D Preferred Stock pursuant to Section 92A.420 of the Nevada Revised Statutes.

     SECTION 13.7 All notice periods referred to herein shall commence on the date of the mailing of the applicable notice.

     IN WITNESS WHEREOF, EchoStar Communications Corporation has caused this Certificate of Designations to be signed by David K. Moskowitz, its Senior Vice President, General Counsel and Secretary, this ___ of ___, 2002.


                                            ECHOSTAR COMMUNICATIONS
                                            CORPORATION


                                            -----------------------------------
                                            David K. Moskowitz
                                            Senior Vice President, General
                                            Counsel and Secretary





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